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                                                                   Exhibit 10.27

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                         SELECTIVE INSURANCE GROUP, INC.

              -----------------------------------------------------
                             Note Purchase Agreement
              -----------------------------------------------------

                             DATED AS OF MAY 4, 2000

             $30,000,000 8.63% SERIES A SENIOR NOTES DUE MAY 4, 2007 $61,500,000 8.87% SERIES B SENIOR NOTES DUE MAY 4, 2010

================================================================================
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                                TABLE OF CONTENTS

1.    PURCHASE AND SALE OF NOTES.....................................1

      1.1.  Issue of Notes...........................................1
      1.2.  The Closing..............................................2
      1.3.  Purchase for Investment..................................2
      1.4.  Source of Funds..........................................3
      1.5.  Failure To Deliver, Failure of Conditions................4
      1.6.  Expenses.................................................4

2.    WARRANTIES AND REPRESENTATIONS.................................5

      2.1.  Nature of Business.......................................5
      2.2.  Financial Statements; Debt; Material Adverse Change......5
      2.3.  Subsidiaries and Affiliates..............................6
      2.4.  Pending Litigation.......................................6
      2.5.  Title to Properties......................................6
      2.6.  Patents, Trademarks, Licenses, etc.......................6
      2.7.  Taxes....................................................7
      2.8.  Full Disclosure..........................................7
      2.9.  Organization and Authority...............................7
      2.10. Restrictions on Company and Subsidiaries.................9
      2.11. Compliance with Law......................................9
      2.12. ERISA....................................................9
      2.13. Certain Laws.............................................11
      2.14. Environmental Compliance.................................11
      2.15. Sale is Legal and Authorized; Obligations
             are Enforceable.........................................12
      2.16. Governmental Consent.....................................12
      2.17. Private Offering.........................................13
      2.18. No Defaults..............................................13
      2.19. Use of Proceeds..........................................13
      2.20. Solvency.................................................14

3.    CLOSING CONDITIONS.............................................14

      3.1.  Opinions of Counsel......................................14
      3.2.  Warranties and Representations True; No Prohibited
              Action.................................................14
      3.3.  Officers' Certificates...................................15
      3.4.  Legality.................................................15
      3.5.  Private Placement Number.................................15
      3.6.  Certificates; Approvals..................................15
      3.7.  Compliance with this Agreement...........................15
      3.8.  Expenses.................................................15
      3.9.  Other Purchasers.........................................16
      3.10. Proceedings Satisfactory.................................16

4.    PURCHASERS' SPECIAL RIGHTS.....................................16

      4.1.  Direct Payment...........................................16
      4.2.  Delivery Expenses........................................16
      4.3.  Issue Taxes..............................................16

5.    PREPAYMENTS; CHANGE OF CONTROL PUT OPTION......................17

      5.1.  Scheduled Required Prepayments and Payment at Maturity...17
      5.2.  Optional Prepayments.....................................17


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                            TABLE OF CONTENTS(Cont.)

      5.3.  Partial Prepayment Pro Rata..............................18
      5.4.  Notation of Notes on Prepayment..........................18
      5.5.  No Other Optional Prepayments............................18
      5.6.  Offer to Pay upon Change in Control Ratings Event........19

6.    REGISTRATION; SUBSTITUTION OF NOTES............................20

      6.1.  Registration of Notes....................................20
      6.2.  Exchange of Notes........................................20
      6.3.  Replacement of Notes.....................................20

7.    COMPANY BUSINESS COVENANTS.....................................21

      7.1.  Payment of Taxes and Claims..............................21
      7.2.  Maintenance of Properties and Corporate Existence........21
      7.3.  Payment of Notes and Maintenance of Office...............23
      7.4.  Liens....................................................23
      7.5.  Limitation on Indebtedness...............................25
      7.6.  Net Worth Maintenance....................................26
      7.7.  Maintenance of Debt to Capitalization Ratio..............26
      7.8.  Limitation on Subsidiary Indebtedness....................27
      7.9.  Disposition of Assets....................................27
      7.10. Limitation on Sale-Leaseback.............................30
      7.11. Restricted Payments......................................31
      7.12. Merger...................................................32
      7.13. ERISA....................................................32
      7.14. Line of Business.........................................33
      7.15. Transactions with Affiliates.............................33
      7.16. Pro-Rata Offers..........................................34
      7.17. Private Offering.........................................34
      7.18. Tax Consolidation........................................34
      7.19. Pari Passu Ranking.......................................34

8.    INFORMATION AS TO COMPANY......................................34

      8.1.  Financial and Business Information.......................34
      8.2.  Officers' Certificates...................................37
      8.3.  Accountants' Certificates................................38
      8.4.  Inspection...............................................38
      8.5.  Report to NAIC...........................................38

9.    EVENTS OF DEFAULT..............................................38

      9.1.  Nature of Events.........................................38
      9.2.  Default Remedies.........................................40
      9.3.  Annulment of Acceleration of Notes.......................41

10.   INTERPRETATION OF THIS AGREEMENT...............................42

      10.1. Terms Defined............................................42
      10.2. Generally Accepted Accounting Principles.................55
      10.3. Directly or Indirectly...................................55
      10.4. Section Headings and Table of Contents and Construction..55
      10.5. Governing Law............................................56

11.   MISCELLANEOUS..................................................56

      11.1. Communications...........................................56


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                            TABLE OF CONTENTS(Cont.)

      11.2. Reproduction of Documents................................56
      11.3. Survival.................................................57
      11.4. Successors and Assigns...................................57
      11.5. Amendment and Waiver.....................................57
      11.6. Payments, When Received..................................58
      11.7. Entire Agreement.........................................59
      11.8. Duplicate Originals, Execution in Counterpart............59

12.   CONFIDENTIAL INFORMATION.......................................59

Annex 1 --  Information as to Purchasers
Annex 2 --  Payment Instructions at Closing
Annex 3 --  Information as to Company
Exhibit A1  --    Form of 8.63% Series A Senior Note Due May 4, 2007
Exhibit A2  --    Form of 8.87% Series B Senior Note Due May 4, 2010
Exhibit B1  --    Form of Company Outside Counsel's Closing Opinion
Exhibit B2  --    Form of Company's General Counsel's Closing Opinion
Exhibit B3  --    Form of Special Counsel's Closing Opinion
Exhibit C   --    Form of Officers' Certificate
Exhibit D   --    Form of Secretary's Certificate


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                         SELECTIVE INSURANCE GROUP, INC.

                             NOTE PURCHASE AGREEMENT

             $30,000,000 8.63% Series A Senior Notes Due May 4, 2007 $61,500,000 8.87% Series B Senior Notes Due May 4, 2010

                                                         Dated as of May 4, 2000

[Insert Name and Address
of each Purchaser]

Ladies and Gentlemen:

      SELECTIVE INSURANCE GROUP, INC. (together with its successors and assigns, the "Company"), a New Jersey corporation, hereby agrees with you as follows:

1. PURCHASE AND SALE OF NOTES

      1.1. Issue of Notes.

      The Company will authorize the issue of

            (a) Thirty Million Dollars ($30,000,000) in aggregate principal amount of its eight and sixty-three hundredths percent (8.63%) Series A Senior Notes due May 4, 2007 (the "Series A Notes"). Each Series A Note shall:

                  (i) bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of such Series A Note at the rate of eight and sixty-three hundredths percent (8.63%) per annum, payable semi-annually on the fourth day of each May and November in each year commencing on the later of November 4, 2000 or the payment date next succeeding the date of such Series A Note, until the principal amount thereof shall be due and payable, and

                  (ii) bear interest, payable on demand, on any overdue
            principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of the highest rate allowed by applicable law or ten and sixty-three hundredths percent (10.63%) per annum,

                  (iii) mature on May 4, 2007; and

                  (iv) be in the form of the Series A Note set out in Exhibit A1 hereto.

            (b) Sixty-One Million Five Hundred Thousand Dollars ($61,500,000) in aggregate principal amount of its eight and eighty-seven hundredths percent (8.87%) Series B Senior Notes due May 4, 2010 (the "Series B Notes"). Each Series B Note shall:

                  (i) bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of such Series B Note at the rate of eight and eighty-seven hundredths percent (8.87%) per annum, payable semi-annually on the fourth day of each May and November in each year commencing on the later of November 4, 2000 or the payment date next succeeding the date of such Series B Note, until the principal amount thereof shall be due and payable, and

                  (ii) bear interest, payable on demand, on any overdue
            principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of the highest rate allowed by applicable law or ten and eighty-seven hundredths percent (10.87%) per annum,

                  (iii) mature on May 4, 2010; and

                  (iv) be in the form of the Series B Note set out in Exhibit A2 hereto.

      The Series A Notes and the Series B Notes are herein referred to collectively as the "Notes," and individually as a "Note."

      1.2. The Closing.

            (a) Purchase and Sale of Notes. The Company hereby agrees to sell to you and you hereby agree to purchase from the Company, in accordance with the provisions hereof, the aggregate principal amount of Notes set forth below your name on Annex 1 hereto at one hundred percent (100%) of the principal amount thereof.

            (b) The Closing. The closing (the "Closing") of the Company's sale of Notes shall be held on May 4, 2000 (the "Closing Date") at 10:00 a.m., Hartford, Connecticut time, at the office of your special counsel, Bingham Dana LLP, One State Street, Hartford, Connecticut 06103. At the Closing, the Company shall deliver to you one or more Notes (as set forth below your name on Annex 1 hereto), of the Series and in the denominations indicated on Annex 1 hereto, in the aggregate principal amount of your purchase, dated the Closing Date and payable to you or payable as indicated on Annex 1 hereto, against payment by federal funds wire transfer in immediately available funds of the purchase price thereof, as directed by the Company on Annex 2 hereto.

            (c) Other Purchasers. Contemporaneously with the execution and delivery hereof, the Company is entering into a separate Note Purchase Agreement identical (except for the name and signature of the purchaser) hereto (this Agreement and such other separate Note Purchase Agreements being herein sometimes referred to collectively as the "Note Purchase Agreements") with each other purchaser (individually, an "Other Purchaser," and collectively, the "Other Purchasers") listed on Annex 1 hereto, providing for the sale to each Other Purchaser of Notes in the aggregate principal amount set forth below its name on such Annex. The sales of the Notes to you and to each Other Purchaser are to be separate sales.

      1.3. Purchase for Investment.

            You represent to the Company that you are purchasing the Notes listed on Annex 1 hereto below your name for your own account for investment and with no present intention of distributing or reselling the Notes or any part thereof, but without prejudice to your right at all times to


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            (a) sell or otherwise dispose of all or any part of the Notes under a registration statement filed under the Securities Act, or in a transaction exempt from the registration requirements of such Act, and

            (b) have control over the disposition of all of your assets to the fullest extent required by any applicable insurance law.

      It is understood that, in making the representations set out in Section 2.15(a) hereof and Section 2.16 hereof, the Company is relying, to the extent applicable, upon your representation as aforesaid.

      1.4. Source of Funds.

            You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" as defined in United States Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the IRC, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners' Annual Statement filed with your state of domicile and that such acquisition is eligible for and satisfies the other requirements of such exemption; or

                  (b) if you are an insurance company, the Source does not
            include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                  (c) the Source is either (i) an insurance company pooled
            separate account, within the meaning of PTE 90-1 (issued January 29,1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph 1.4(c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (d) the Source constitutes assets of an "investment fund"
            (within the meaning of part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of part I(c) and (g) of the QPAM Exemption are satisfied,


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

            neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and

                        (i) the identity of such QPAM and

                        (ii) the names of all employee benefit plans whose
                  assets are included in such investment fund

            have been disclosed to the Company in writing pursuant to this paragraph 1.4(d); or

                  (e) the Source is a governmental plan; or

                  (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph 1.4(f); or

                  (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

                  As used in this Section 1.4, the terms "employee benefit
            plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

      1.5. Failure To Deliver, Failure of Conditions.

      If at the Closing the Company fails to tender to you the Notes to be purchased by you thereat, or if the conditions specified in Section 3 hereof to be fulfilled at the Closing have not been fulfilled, you may thereupon elect to be relieved of all further obligations hereunder. Nothing in this Section 1.5 shall operate to relieve the Company from any of its obligations hereunder or to waive any of your rights against the Company.

      1.6. Expenses.

            (a) Generally. Whether or not the Notes are sold, the Company shall promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor except with respect to the statements or invoices referred to in clause (b) below that are to be paid at Closing) pay all fees, expenses and costs relating hereto, including but not limited to:

                  (i) the cost of reproducing this Agreement and the Notes;

                  (ii) the reasonable fees and disbursements of your special counsel, Bingham Dana LLP;

                  (iii) the cost of delivering to your home office or custodian bank, insured to your satisfaction, the Notes purchased by you at the Closing;

                  (iv) the fees, expenses and costs incurred complying with each of the conditions to closing set forth in Section 3 hereof; and

                  (v) the reasonable expenses relating to the consideration, negotiation, preparation or execution of any amendments, waivers or consents pursuant to the


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

            provisions hereof, whether or not any such amendments, waivers or consents are executed.

            (b) Counsel. Without limiting the generality of the foregoing, it is agreed and understood that the Company will pay, at the Closing, the statement for fees and disbursements of your special counsel presented at the Closing, and the Company will also pay upon receipt of any statement thereof each additional statement for fees and disbursements of your special counsel rendered within 30 days after the Closing in connection with the issuance of the Notes or the matters referred to in Section 1.6(a)(iv) hereof.

            (c) Survival. The obligations of the Company under this Section 1.6 shall survive the payment or prepayment of the Notes and the termination hereof.

2. WARRANTIES AND REPRESENTATIONS

      To induce you to enter into this Agreement and to purchase the Notes listed on Annex 1 hereto below your name, the Company warrants and represents, as of the date hereof as follows:

      2.1. Nature of Business.

      The private placement memorandum (together with all attachments thereto, including, without limitation, the Company's Annual Report to Shareholders for the year 1999 and the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999) dated April, 2000, and furnished by Merrill, Lynch, Pierce, Fenner & Smith Incorporated (the aforesaid private placement memorandum with attachments is herein referred to as the "Placement Memorandum"), correctly describes the general nature of the business and principal Properties of the Company and the Subsidiaries as of the date hereof. Copies of the Placement Memorandum have been previously delivered to you.

      2.2. Financial Statements; Debt; Material Adverse Change.

            (a) Financial Statements. Copies of the following financial statements have been delivered to you:

                  (i) the consolidated balance sheets of the Company and the
            Subsidiaries as of December 31, 1998 and December 31, 1999, and the related statements of income, shareholders' equity and cash flows for the fiscal years ended on such dates, all accompanied by opinions thereon by KPMG LLP, independent certified public accountants, and

                  (ii) the unaudited consolidated balance sheet, and the related statements of income and cash flows of the Company and its consolidated Subsidiaries for the fiscal quarter ended March 31, 2000.

      Each of the above financial statements have been prepared in accordance with Generally Accepted Accounting Principles consistently applied, and present fairly the financial position of the Company and the Subsidiaries, taken as a whole, as of the dates set forth above and the results of their operations and cash flows for the periods set forth above. All such financial statements include the accounts of all Subsidiaries for the respective periods during which a subsidiary relationship has existed. Except as set forth on Part 2.2(a) of Annex 3 hereto, all Subsidiaries were subsidiaries during all of the periods covered by such financial statements.

            (b) Debt. Part 2.2(b) of Annex 3 to this Agreement correctly lists all outstanding Debt of the Company and each of the Subsidiaries as of the date hereof.

            (c) Material Adverse Change. Since December 31, 1999, there has been no change in the business, prospects, profits, Properties or condition (financial or otherwise) of the Company or any of the Subsidiaries, taken as a whole, except changes in the ordinary course of business that, in the aggregate, have not had a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

      2.3. Subsidiaries and Affiliates.

            (a) Part 2.3 of Annex 3 to this Agreement states

                  (i) the name of each of the Subsidiaries, its jurisdiction of incorporation or organization and the percentage of its Voting Stock owned by the Company and each other Subsidiary, and

                  (ii) the name of each of the Company's corporate or joint
            venture Affiliates and the nature of the affiliation.

                  (iii) Each of the Company and each Subsidiary has good and marketable title to all of the membership interests and shares of stock it purports to own of each Subsidiary, free and clear in each case of any Lien. All such shares have been duly issued and are fully paid and nonassessable.

      2.4. Pending Litigation.

      Except as disclosed in Part 2.4 of Annex 3 hereto and the Placement Memorandum, there are no proceedings, actions or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal that, in the aggregate, would have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes. The Company is not in default with respect to any judgment, order, writ, injunction, or decree of any court, Governmental Authority or arbitration board or tribunal that, in the aggregate, would have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

      2.5. Title to Properties.

      Each of the Company and the Subsidiaries has good and marketable title to all of the Property reflected in the most recent balance sheet referred to in
Section 2.2 hereof (except as sold or otherwise disposed of in the ordinary course of business), free from Liens not otherwise permitted by Section 7.4 hereof.

      2.6. Patents, Trademarks, Licenses, etc

      Each of the Company and the Subsidiaries, owns, possesses or has the right to use all of the patents, trademarks, service marks, trade names, copyrights, licenses, and rights with respect thereto, necessary for the present and currently planned future conduct of its business, without any known conflict with the rights of others.

      2.7. Taxes.

      All tax returns required to be filed by each of the Company, any Subsidiary and any other Person with which the Company files or has filed a consolidated return in any jurisdiction have in fact been filed on a timely basis, and all taxes, assessments, fees and other governmental charges upon each of the Company, such Subsidiary and any such Person, and upon any of their respective Properties, income or franchises, that are due and payable have been paid. Except as set forth on Part 2.7 of Annex 3 to this Agreement, the Company does not know of any pending additional tax assessment directed particularly against it, any such Subsidiary or any such Person, the payment of which would have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes. All liabilities of the Company and such Persons with respect to federal income taxes have been finally determined except for the fiscal years 1995 through 1999, the only years not closed by the completion of an audit or the expiration of the statute of limitations. The amount of the liability for taxes reflected in the consolidated balance sheet of the Company and its consolidated subsidiaries as of December 31, 1999, referred to in
Section 2.2 hereof is an adequate provision for taxes (including without limitation, any payment due pursuant to any tax sharing agreement) as are or may become payable by any one or more of the Company and its consolidated subsidiaries in respect of all tax periods ending on or prior to such date, all as determined in accordance with, and pursuant to, Generally Accepted Accounting Principles.

      2.8. Full Disclosure.

      The financial statements referred to in Section 2.2 hereof do not, nor does this Agreement, the Placement Memorandum or any written statement furnished by or on behalf of the Company to you in connection with the negotiation of the sale of the Notes, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact that the Company has not disclosed to you in the Placement Memorandum or in this Agreement that has had or will have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

      2.9. Organization and Authority.

            (a) The Company,

                  (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey,

                  (ii) has all legal and corporate power and authority to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted,

                  (iii) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, including, without limitation all licenses and authorizations in all jurisdictions which require any Person controlling one or more insurance companies to be so licensed or authorized, except where the failure to have such licenses, certificates, permits and authorizations, in the aggregate, would not have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, and

                  (iv) has duly qualified or has been duly licensed, and is
            authorized to do business and is in good standing, as a foreign corporation, in each State where the failure to be so qualified or licensed and authorized and in good standing would have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

            (b) Each insurance Subsidiary

                  (i) is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation,

                  (ii) is duly qualified and licensed as an insurance company and is authorized to transact property and/or casualty insurance business in the jurisdiction of its incorporation and in each of the jurisdictions set forth on Part 2.9 of Annex 3 hereto, and, with respect to the jurisdictions set forth on Part 2.9 of Annex 3, each such Subsidiary is in good standing as a nonresident insurance company, and

                  (iii) has all legal and corporate power and authority to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted.

            (c) Each Subsidiary other than insurance Subsidiaries

                  (i) is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation,

                  (ii) has all legal and corporate or limited liability company power and authority to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted,

                  (iii) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits and authorizations, in the aggregate, would not have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes, and

                  (iv) has duly qualified or has been duly licensed, and is
            authorized to do business and is in good standing, as a foreign corporation, in each State where the failure to be so qualified or licensed and authorized and in good standing would have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

      2.10. Restrictions on Company and Subsidiaries.

      Neither the Company nor any Subsidiary:

            (a) is a party to any contract or agreement, or subject to any charter or other corporate restriction that materially and adversely affects the business, profits, prospects, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations as set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes,

            (b) is a party to any contract or agreement that restricts the right or ability of the Company to incur Debt, other than this Agreement and the agreements listed on Part 2.10 of Annex 3 hereto, the terms of none of which will be violated by the issue of the Notes or the execution and delivery of, or compliance with, this Agreement by the Company; and

            (c) has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
      Section 7.4 hereof.

      2.11. Compliance with Law.

      Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation to which it is subject, which violation would have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

      2.12. ERISA.

            (a) Relationship of Vested Benefits to Pension Plan Assets. The present value of all benefits, determined as of the most recent valuation date for such benefits as provided in Section 7.13(c) hereof, vested under each Pension Plan does not exceed the value of the assets of such Pension Plan allocable to such vested benefits, determined as of such date as provided in Section 7.13(c) hereof.

            (b) ERISA Requirements. Each of the Company and the ERISA
      Affiliates,

                  (i) has fulfilled all obligations under the applicable minimum funding standards of ERISA and the IRC with respect to each Pension Plan subject to such standards and that is not a Multiemployer Plan,

                  (ii) has satisfied all respective contribution obligations in respect of each Multiemployer Plan,

                  (iii) is in compliance in all material respects with all other applicable provisions of ERISA and the IRC with respect to each Pension Plan and each Multiemployer Plan, and

(iv) has not incurred any liability under Title IV of ERISA to the PBGC (other than in respect of required insurance premiums, all of which that are due having been paid), with respect to any Pension Plan, any Multiemployer Plan or any trust established thereunder.

      No Pension Plan, or trust created thereunder subject to section 412 of the IRC or section 403 of ERISA, has incurred any accumulated funding deficiency (as such term is defined in section 302 of ERISA), whether or not waived, as of the last day of the most recently ended plan year of such Pension Plan.

            (c) Prohibited Transactions.

                  (i) The purchase of the Notes by you will not constitute a
            "prohibited transaction" (as such term is defined in section 406 of ERISA or section 4975 of the IRC) that would subject any Person to the penalty or tax on prohibited transactions imposed by section 502 of ERISA or section 4975 of the IRC, and neither the Company nor any ERISA Affiliate has engaged in any "prohibited transaction" with respect to any "employee benefit plan" (as such term is hereinafter defined) of the Company or any ERISA Affiliate or any trust created thereunder, that would subject the Company or such ERISA Affiliate to such penalty or tax. The representation by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of the representations in Section 1.4 hereof as to the source of funds used by the Purchasers.

                  (ii) Part 2.12(c) of Annex 3 hereto completely lists all ERISA
            Affiliates and all employee benefit plans with respect to which the Company or any "affiliate" (as such term is hereinafter defined) is a "party-in-interest" (as such term is hereinafter defined) or in respect of which the Notes would constitute an "employer security" (as such term is hereinafter defined). As used in this Section 2.12(c), the terms "employee benefit plan" and "party-in-interest" have the respective meanings assigned to them in section 3 of ERISA and "affiliate" and "employer security" have the meanings assigned to them in section 407(d) of ERISA.

            (d) Reportable Events. No Pension Plan or trust created thereunder has been terminated, and there have been no "reportable events" (as such term is defined in section 4043 of ERISA), with respect to any Pension Plan or trust created thereunder or with respect to any Multiemployer Plan, which reportable event or events will or would reasonably be expected to result in the termination of such Pension Plan or Multiemployer Plan and give rise to a liability of the Company or any ERISA Affiliate in respect thereof that would have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

            (e) Multiemployer Plans. Except as set forth on Part 2.12(e) of Annex 3 hereto, neither the Company nor any ERISA Affiliate is an employer required to contribute to any Multiemployer Plan. Neither the Company nor any ERISA Affiliate has incurred, nor is expected to incur, any withdrawal liability (that has not previously been fully satisfied) under ERISA with respect to any Multiemployer Plan. None of the Multiemployer Pension Plans referred to on Annex 3 have been terminated under section 4041A of ERISA, have been placed in reorganization status under Title IV of ERISA, or have been determined to be "insolvent" (as such term is defined in section 4245 of ERISA).

            (f) Multiple Employer Pension Plans. Except as forth on Part 2.12(f) of Annex 3 hereto, neither the Company nor any ERISA Affiliate is a "contributing sponsor" (as such term is defined in section 4001 of ERISA) of any Multiple Employer Pension Plan and neither the Company nor any ERISA Affiliate has incurred (without fully satisfying the same), or reasonably expects to incur, withdrawal liability in respect of any such Multiple Employer Pension Plan listed on Part 2.12(f) of Annex 3 hereto, which withdrawal liability would have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

      2.13. Certain Laws.

            (a) Investment Company Act. Neither the Company nor any Subsidiary is, or is directly or indirectly controlled by, or acting on behalf of any Person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (b) Holding Company Status. Neither the Company nor any Subsidiary is a "holding company" or an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      2.14. Environmental Compliance.

      Except as set forth on Part 2.14 of Annex 3 hereto:

            (a) Compliance -- each of the Company and the Subsidiaries is in compliance with all Environmental Protection Laws in effect in each jurisdiction where it is presently doing business, and in which the failure so to comply would be reasonably expected to have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations hereunder and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes;

            (b) Liability -- each of the Company and the Subsidiaries is not subject to any liability under any Environmental Protection Laws that, in the aggregate, would be reasonably expected to have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations hereunder and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes; and

            (c) Notices -- neither the Company nor any Subsidiary has received any

                  (i) notice from any Governmental Authority by which any of its present or previously-owned or leased real properties has been designated, listed, or identified in any manner by any Governmental Authority charged with administering or enforcing any Environmental Protection Law as a Hazardous Substance disposal or removal site, "Super Fund" clean-up site, or candidate for removal or closure pursuant to any Environmental Protection Law,

                  (ii) notice of any Lien arising under or in connection with any Environmental Protection Law that has attached to any revenues of, or to, any of its owned or leased real properties, or

                  (iii) summons, citation, notice, directive, letter, or other communication, written or oral, from any Governmental Authority concerning any intentional or unintentional action or omission by the Company or such Subsidiary in connection with its ownership or leasing of any real Property resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping, or otherwise disposing of any Hazardous Substance into the environment resulting in any material violation of any Environmental Protection Law, in each case where the effect of which would be reasonably expected to have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations hereunder and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

      Nothing set forth in this Section 2.14 shall relate or pertain to liability accruing to any insurance Subsidiary pursuant to any Environmental Protection Law solely by virtue of an insurance policy issued by such insurance Subsidiary or solely by virtue of any environmental-related claim that has been or may be asserted under any such insurance policy; all such liabilities have been appropriately reserved for by each such insurance Subsidiary in accordance with applicable Statutory Financial Statement Accounting Procedures and insurance law. The Company has no knowledge of the assertion of any such claim the payment of which would have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

      2.15. Sale is Legal and Authorized; Obligations are Enforceable.

            (a) Sale is Legal and Authorized. Each of the issue, sale and delivery of the Notes by the Company and the execution and delivery of this Agreement by the Company and the compliance by the Company with all of the provisions of this Agreement and the Notes:

                  (i) is within the corporate powers of the Company; and

                  (ii) is legal and does not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any Property of the Company or any Subsidiary under the provisions of, any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it or any of its Property may be bound.

            (b) Obligations are Enforceable. Each of this Agreement and the Notes has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by duly authorized officers of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that the enforceability of this Agreement and the Notes may be:

                  (i) limited by applicable bankruptcy, reorganization,
            arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally; and

                  (ii) subject to the availability of equitable remedies.

      2.16. Governmental Consent.

      Neither the nature of the Company or any Subsidiary, or of any of their respective businesses or Properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offer, issue, sale or delivery of the Notes and the execution and delivery of this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority on the part of the Company as a condition to the execution and delivery of this Agreement or the offer, issue, sale or delivery of the Notes.

      2.17. Private Offering.

      Neither the Company nor Merrill Lynch & Company (the only Person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Notes or any similar Security of the Company, other than employees of the Company) has offered any of the Notes or any similar Security of the Company for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than not more than one hundred twenty five
(125) institutional investors, including you and the Other Purchasers, each of whom was offered all or a portion of the Notes at private sale for investment.

      2.18. No Defaults.

            (a) The Notes. No event has occurred and no condition exists that, upon the issue of the Notes and the execution and delivery of this Agreement, would constitute a Default or an Event of Default.

            (b) Charter Instrument, Other Agreements. Neither the Company nor any Subsidiary is in violation in any respect of any term of any charter instrument, limited liability company agreement or bylaw. Neither the Company nor any Subsidiary is in violation in any material respect of any term in any agreement or other instrument to which it is a party or by which it or any of its Property may be bound, the violation of which would have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

      2.19. Use of Proceeds.

            (a) Use of Proceeds. The Company will use the net proceeds from the sale of the Notes to refinance existing debt and to pay general corporate expenses.

            (b) Margin Securities. None of the transactions contemplated in the Note Purchase Agreements (including, without limitation, the use of the proceeds from the sale of the Notes) violates, will violate or will result in a violation of section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter
      II. The Company does not own, nor with the proceeds of the sale of the Notes does it intend to own, carry or purchase, or refinance borrowings that were used to own, carry or purchase, any Margin Security, including Margin Securities originally issued by the Company. The Note Purchase Agreements and the Notes will not be secured by any Margin Security, and no Notes are being sold on the basis of any such collateral.

            (c) Absence of Foreign or Enemy Status. The Company is not, an "enemy" or an "ally of the enemy" within the meaning of section 2 of the Trading with the Enemy Act (50 U.S.C. App.ss.ss.1 et seq.), as amended. The Company is not in violation of, and neither the issue and sale of the Notes by the Company nor its use of the proceeds thereof as contemplated hereby, will violate, the Trading with the Enemy Act, as amended, or any executive orders, proclamations or regulations issued pursuant thereto, including, without limitation, regulations administered by the Office of Foreign Asset Control of the Department of the Treasury (31 C.F.R., Subtitle B, Chapter V).

      2.20. Solvency.

      The fair value of the business and assets of the Company is in excess of the amount that will be required to pay its liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case after giving effect to the transactions contemplated by this Agreement and the Notes. After giving effect to the transactions contemplated by this Agreement and the Notes, the Company will not be engaged in any business or transaction, or about to engage in any business or transaction, for which it has an unreasonably small capital, and the Company does not have any intent to

            (a) hinder, delay or defraud any entity to which it is, or will become, on or after the Closing Date, indebted, or

            (b) to incur debts that would be beyond its ability to pay as they mature.

3. CLOSING CONDITIONS

      Your obligation to purchase and pay for the Notes to be delivered to you at the Closing is subject to the following conditions precedent:

      3.1. Opinions of Counsel.

      You shall have received from

            (a) Drinker Biddle & Shanley LLP, outside counsel for the Company,

            (b) Thornton R. Land, Executive Vice President and General Counsel of the Company, and

            (c) Bingham Dana LLP, your special counsel,

      closing opinions, each dated the Closing Date and substantially in the respective forms set forth in Exhibit B1, Exhibit B2 and Exhibit B3 hereto, and as to such other matters as you may reasonably request. The Company hereby requests and directs its counsel named in the foregoing clause (a) to deliver such closing opinion to you.

      3.2. Warranties and Representations True; No Prohibited Action.

            (a) Warranties and Representations True. The warranties and representations of the Company contained in Section 2 hereof shall be true on the Closing Date with the same effect as though made on and as of that date.

            (b) No Prohibited Action. Except as set forth on Annex 3 hereto, the Company shall not have taken any action or permitted any condition to exist that would have been prohibited by Section 7.4 through Section 7.18 hereof, inclusive, had such Sections been binding and effective at all times during the period from December 31, 1999 to and including the Closing Date.

      3.3. Officers' Certificates.

      You shall have received:

            (a) a certificate dated the Closing Date and signed by the President or a Vice-President and Senior Vice President, Finance, or the Senior Vice President, Investments, of the Company, substantially in the form of Exhibit C hereto; and

            (b) a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, substantially in the form of Exhibit D hereto.

      3.4. Legality.

      The Notes shall on the Closing Date qualify as a legal investment for you under applicable insurance law (without regard to any "basket" or "leeway" provisions) and you shall have received from the Company such evidence as you may reasonably request to establish compliance with this condition.

      3.5. Private Placement Number.

      The Company shall have obtained or caused to be obtained a private placement number for the Series A Notes and the Series B Notes from the CUSIP Service Bureau of Standard & Poor's, a division of McGraw-Hill, Inc., and you shall have been informed of such private placement numbers.

      3.6. Certificates; Approvals.

            (a) Approvals. You shall have received an executed copy, or a copy certified by the Secretary or an Assistant Secretary of the Company and each Subsidiary, of each license required to conduct business as an insurance company in the state that the Company and each Subsidiary, respectively, is domiciled.

            (b) Certificates of Incorporation and Authority. You shall have received a copy of the certificate of incorporation of the Company together with each amendment, if any, thereto, certified by the Secretary of State or the Commissioner of Insurance, as the case may be, of the state of incorporation of the Company (as of a date reasonably near the date of the Closing Date) as being true and correct copies of such documents on file in his/her office.

            (c) Good Standing Certificates. You shall have received certificates of good standing for the Company and each Subsidiary from the Secretaries of State or the Commissioners of Insurance, as the case may be, of each state where such Person is incorporated certifying that such Person is in good standing in such states.

      3.7. Compliance with this Agreement.

      The Company shall have performed and complied with all agreements and conditions contained herein that are required to be performed or complied with by the Company on or prior to the Closing Date, and such performance and compliance shall remain in effect on the Closing Date.

      3.8. Expenses.

      All fees and disbursements required to be paid pursuant to Section 1.6(b) hereof shall have been paid in full.

      3.9. Other Purchasers.

      None of the Purchasers other than you shall have failed to execute and deliver a Note Purchase Agreement or to accept delivery of or make payment for the Notes to be purchased by it on the Closing Date.

      3.10. Proceedings Satisfactory.

      All proceedings taken in connection with the issuance and sale of the Notes and all documents and papers relating thereto shall be satisfactory to you and your special counsel. You and your special counsel shall have received copies of such documents and papers as you or they may reasonably request in connection therewith or in connection with your special counsel's closing opinion, all in form and substance reasonably satisfactory to you and your special counsel.

4. PURCHASERS' SPECIAL RIGHTS

      4.1. Direct Payment.

      Notwithstanding anything to the contrary herein or the Notes, the Company shall pay all amounts payable with respect to each Note held by an Institutional Investor (without any presentment of such Notes and without any notation of such payment being made thereon) by crediting, by federal funds bank wire transfer, the account of such Institutional Investor in any bank in the United States of America as may be designated in writing by such Institutional Investor, or in such other manner as may be reasonably directed or to such other address in the United States of America as may be reasonably designated in writing by such Institutional Investor. Your address on Annex 1 hereto shall be deemed to constitute notice, direction or designation (as appropriate) to the Company with respect to direct payments as aforesaid. Otherwise, all amounts payable with respect to each Note shall be made by check mailed and addressed to the registered holder of each Note at the address shown in the register maintained by the Company pursuant to Section 6.1 hereof.

      Each holder of Notes agrees that in the event it shall sell or transfer any Note

            (a) it shall, prior to the delivery of such Note (unless it shall have already done so), make a notation thereon of all principal, if any, prepaid on such Note and shall also note thereon the date to which interest shall have been paid on such Note, and

            (b) it shall promptly notify the Company of the name and address of the transferee of any such Note so transferred and the effective date of such transfer.

      4.2. Delivery Expenses.

      If any holder of Notes surrenders any Note to the Company pursuant hereto, the Company shall pay the cost of delivering to or from such holder's home office or custodian bank from or to the Company, insured to the reasonable satisfaction of such holder, the surrendered Note and any Note issued in substitution or replacement for the surrendered Note.

      4.3. Issue Taxes.

      The Company shall pay all taxes in connection with the issuance and sale of the Notes and in connection with any modification of this Agreement and/or the Notes and shall save each holder of Notes harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Company under this Section 4.3 shall survive the payment or prepayment of the Notes and the termination hereof. Payment of any such taxes in connection with the exchange or transfer of already issued Notes shall be subject to Section 6.2 hereof.

5. PREPAYMENTS; CHANGE OF CONTROL PUT OPTION

      5.1. Scheduled Required Prepayments and Payment at Maturity.

            (a) Series A Notes. The Company shall pay, and there shall be due and payable, Six Million Dollars ($6,000,000) in principal amount of the Series A Notes on May 4 in each year beginning on May 4, 2003 and ending on May 4, 2007, inclusive (together with the required payments described in clause (b) below, each a "Required Principal Payment"). The entire remaining principal of the Series A Notes outstanding on May 4, 2007, if any, together with interest accrued and unpaid thereon, shall be due and payable on May 4, 2007.

            (b) Series B Notes. The Company shall pay, and there shall be due and payable, Twelve Million Three Hundred Thousand Dollars ($12,300,000) in principal amount of the Series B Notes on May 4 in each year beginning on May 4, 2006 and ending on May 4, 2010, inclusive. The entire remaining principal of the Series B Notes outstanding on May 4, 2010, if any, together with interest accrued and unpaid thereon, shall be due and payable on May 4, 2010.

      Each Required Principal Payment in respect of a Note shall be at one hundred percent (100%) of the principal amount prepaid on such Note, together with interest accrued and unpaid thereon to the date of the payment of such Required Principal Payment.

      5.2. Optional Prepayments.

            (a) Optional Prepayments. The Company may, at any time after the Closing Date, prepay the principal amount of both (but only both) Series of Notes in part, in an amount of not less than One Million Dollars ($1,000,000) at any time, or in whole, in each case together with:

                  (i) an amount equal to the sum of the Make-Whole Amounts at such time in respect of the principal amount of the Notes of each Series being so prepaid; and

                  (ii) interest on such principal amount then being prepaid
            accrued to the prepayment date.

            (b) Notice of Prepayment. The Company will give notice of any prepayment of the Notes in accordance with this Section 5.2 to each holder of the Notes not less than twenty (20) days or more than sixty (60) days before the date fixed for prepayment, specifying:

                  (i) such date;

                  (ii) the Section hereof under which the prepayment is to be made;

                  (iii) the principal amount of each Note to be prepaid on such date;

                  (iv) the interest to be paid on each such Note, accrued to the date fixed for prepayment; and

                  (v) the calculation of an estimated Make-Whole Amount in
            respect of each Note, if any (assuming the date of prepayment was the date of such notice), due in connection with such prepayment, accompanied by a copy of the Applicable H.15 used in determining the Make-Whole Discount Rate in respect thereof.

      Such notice of prepayment shall also certify all facts that are conditions precedent to any such prepayment. Notice of prepayment having been so given, the aggregate principal amount of the Notes specified in such notice, together with a Make-Whole Amount in respect of the Notes of such Series being so prepaid, if any, and accrued interest thereon shall become due and payable on the specified prepayment date. Contemporaneously with any such prepayment the Company shall deliver to each holder of Notes a certificate of a Vice-President, the Treasurer or the President of the Company specifying the calculation of the Make-Whole Amount in respect of each Series of Notes as of the specified prepayment date, accompanied by a copy of the Applicable H.15 used in determining the Make-Whole Discount Rate in respect of such Series.

            (c) Effect of Partial Prepayments on Required Payments. Each partial prepayment of the principal of the Notes made pursuant to this Section 5.2 shall be applied against and reduce each of the then remaining Required Principal Payments by a percentage equal to the aggregate principal amount of the Notes so prepaid divided by the aggregate principal amount of the Notes outstanding immediately prior to such prepayment. Such calculation shall be made, and such prepayment shall be applied, without regard to the Series of any Note.

      5.3. Partial Prepayment Pro Rata.

      If, at the time any required or optional prepayment is due under Section
5.1 or Section 5.2 hereof, there is more than one Note outstanding, the aggregate principal amount of such required or optional partial prepayment of the Notes shall be allocated among all the holders of the Notes (without regard to Series) at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof then outstanding, with adjustments, to the extent practicable, to equalize for any prior prepayments not in such proportion. For the purpose of this Section 5.3 only, any Notes reacquired by the Company shall be deemed to be outstanding for purposes of allocating required prepayments made pursuant to Section 5.1 hereof and the Company shall be deemed to be the holder thereof.

      5.4. Notation of Notes on Prepayment.

      Upon any partial prepayment of a Note, such Note may, at the option of the holder thereof, be

            (a) surrendered to the Company pursuant to Section 6.2 hereof in exchange for a new Note of the same Series in a principal amount equal to the principal amount remaining unpaid on the surrendered Note,

            (b) made available to the Company for notation thereon of the portion of the principal so prepaid, or

            (c) marked by such holder with a notation thereon of the portion of the principal so prepaid.

In case the entire principal amount of any Note is prepaid, such Note shall be surrendered to the Company for cancellation and shall not be reissued, and no Note shall be issued in lieu of the prepaid principal amount of any Note.

      5.5. No Other Optional Prepayments.

      Except as provided in Section 5.2 hereof or in accordance with an offer made in compliance with Section 7.16 hereof, the Company may not make any optional prepayment (whether directly or indirectly by purchase or other acquisition) in respect of the Notes.

      5.6. Offer to Pay upon Change in Control Ratings Event.

            (a) Notice and Offer. In the event of either:

                  (i) a Change in Control Ratings Event; or

                  (ii) the obtaining of knowledge of a Control Event by any
            Senior Officer of the Company (including, without limitation, via the receipt of notice of a Control Event from any holder of Notes);

the Company will, within five (5) Business Days of the occurrence of each of such events, give written notice of such Change in Control Ratings Event or Control Event to each holder of Notes in the manner set forth in Section 11.1. In the event of a Change in Control Ratings Event, such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay all, but not less than all, of the Notes of each Series held by such holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such notice (the "Control Prepayment Date") that is not less than 40 days and not more than 60 days after the date of such notice. If the Control Prepayment Date shall not be specified in such notice, the Control Prepayment Date shall be the 40th day after the date of such holder's receipt of such notice.

            (b) Acceptance and Payment. To accept such offered prepayment, a holder of Notes shall cause a notice of such acceptance (which notice of acceptance may be in respect of one or both Series of Notes held by such holder, but which notice need not treat Notes of both Series held by such holder in the same manner) to be delivered to the Company, not later than 10 days before the Control Prepayment Date (it being understood that the failure by a holder to respond to such written offer of prepayment by such time shall be deemed to constitute a failure to accept such offer). If so accepted, such offered prepayment shall be due and payable on the Control Prepayment Date, together with interest on the Notes then being prepaid accrued to the Control Prepayment Date, but without any Make-Whole Amount.

            (c) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 5.6 shall be accompanied by a certificate, executed by a Senior Officer of the Company and dated the date of such offer, specifying;

                  (i) the Control Prepayment Date;

                  (ii) that such payment is to be made pursuant to the
            provisions of Section 5.6 of the Note Purchase Agreements;

                  (iii) the principal amount of each such Note offered to be prepaid;

                  (iv) the unpaid interest that would be due on each such Note offered to be prepaid, accrued to the Control Prepayment Date;

                  (v) that the conditions of this Section 5.6 have been
            fulfilled; and

                  (vi) in reasonable detail, the nature and date or proposed date of the Change in Control Ratings Event.

            (d) Deferral Pending Change in Control Ratings Event. The obligation of the Company to prepay Notes pursuant to the offers accepted in accordance with Section 5.6(b) is subject to the occurrence of the Change in Control Ratings Event in respect of which such offers and acceptances shall have been made. In the event that such Change in Control Ratings Event does not occur on the Control Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on, the date on which such Change in Control Ratings Event occurs. The Company shall keep each holder of Notes reasonably and timely informed of

                  (i) any such deferral of the date of prepayment;

                  (ii) the date on which such Change in Control Ratings Event and the prepayment are expected to occur; and

                  (iii) any determination by the Company that efforts to effect such Change in Control Ratings Event have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 5.6 in respect of such Change in Control Ratings Event shall be deemed rescinded).

6. REGISTRATION; SUBSTITUTION OF NOTES

      6.1. Registration of Notes.

      The Company shall cause to be kept at its office, maintained pursuant to
Section 7.3 hereof, a register for the registration and transfer of Notes. The name and address of each holder of one or more Notes, the series of each Note, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in the register. The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.

      6.2. Exchange of Notes.

      Upon surrender of any Note at the office of the Company maintained pursuant to Section 7.3 hereof duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing, the Company shall execute and deliver, at the Company's expense (except as provided below), a new Note or Notes of the same Series in exchange therefor, in denominations of at least One Hundred Thousand Dollars ($100,000) (except as may be necessary to reflect any principal amount not evenly divisible by One Hundred Thousand Dollars ($100,000)), in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request, shall be of the same Series as the surrendered Note and shall be substantially in the form of Exhibit A1 or Exhibit A2 hereto, as the case may be, corresponding to the Series of the surrendered Note. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.

      6.3. Replacement of Notes.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is an Institutional Investor, such holder's own agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

7. COMPANY BUSINESS COVENANTS

      The Company covenants that on and after the Closing Date and so long as any of the Notes shall be outstanding:

      7.1. Payment of Taxes and Claims.

      The Company will, and will cause each Subsidiary to, pay before they become delinquent,

            (a) all taxes, assessments and governmental charges or levies imposed upon it or its Property, and

            (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons that, if unpaid, might result in the creation of a Lien upon its Property,

provided, that items of the foregoing description need not be paid

                  (i) while being contested in good faith and by appropriate proceedings as long as adequate book reserves required to be established and maintained in accordance with Generally Accepted Accounting Principles have been established and maintained and exist with respect thereto and

                  (ii) so long as the title of the Company or the Subsidiary, as the case may be, to, and its right to use, such Property, is not materially adversely affected thereby.

      In the case of any item described in clause (a) or clause (b) above involving in excess of Two Million Dollars ($2,000,000) in respect of any fiscal year of the Company, the appropriateness of the proceedings will be supported by an opinion of the independent counsel responsible for such proceedings and the adequacy of all reserves of the Company and the Subsidiaries in respect of all of the items described in clause (a) and clause (b) above will be supported by an opinion of the independent accountants of the Company (which opinions will be delivered to the holders of Notes as provided in Section 8.1 hereof).

      For purposes of this Section 7.1, an "item" in any fiscal year of the Company shall include all amounts claimed by any obligee or payee in respect of any of the foregoing described liabilities or claims in clause (a) or clause (b) above.

      7.2. Maintenance of Properties and Corporate Existence.

      The Company shall, and shall cause each Subsidiary to,

            (a) Property -- maintain its Property in good condition and make all necessary renewals, replacements, additions, betterments and improvements thereto;

            (b) Insurance -- maintain, with financially sound and reputable insurers accorded a rating by A.M. Best Company of "A-" or better and a size rating of VIII or better (or a comparable rating by any comparable successor rating agency)(such insurers are hereinafter referred to as "Financially Sound/Reputable Insurers"), insurance with respect to its Property and business against such casualties and contingencies, of such types (including, without limitation, loss or damage, public liability, workers compensation, business interruption, larceny, embezzlement or other criminal misappropriation) and in such amounts and subject to such terms and conditions as are customary in the case of corporations engaged in the same or a similar business and similarly situated, provided, however, that in lieu of the aforesaid Property and business insurance maintained with Financially Sound/Reputable Insurers, the Company or any such Subsidiary may maintain a system or systems of self-insurance which are in accord with sound financial practices of similarly situated corporations of established reputations maintaining similar such systems and with respect thereto shall maintain adequate insurance reserves in accordance with Generally Accepted Accounting Principles and in accordance with sound actuarial and insurance principles, provided further, however, that all of such self-insurance shall be effected by insurance policies written and issued by one or more insurance Subsidiaries which satisfy the criteria of a Financially Sound/Reputable Insurer and shall be subject to such insurance Subsidiary's normal reinsurance treaties and agreements;

            (c) Financial Records -- keep true books of records and accounts in which full and correct entries shall be made of all its business transactions and which will permit the provision of accurate and complete financial statements in accordance with Generally Accepted Accounting Principles and Statutory Financial Statement Accounting Procedures, as the case may be, provided that if such books of records and accounts are maintained on a cash basis, this Section 7.2(c) shall be deemed not to be contravened if the Company maintains (and makes available to you and the other holders of Notes, upon your request, for your inspection) all necessary working papers, lists of non-ledger assets, claims registers, policy reserve files and other ledgers and records necessary to conform such cash basis books of records and accounts to the standards (including, without limitation, the accrual standards) required by Generally Accepted Accounting Principles and Statutory Financial Statement Accounting Procedures, as the case may be;

            (d) Existence and Rights -- do or cause to be done all things necessary

                  (i) to preserve and keep in full force and effect its
            existence, rights and franchises and

                  (ii) to maintain each Subsidiary as a Subsidiary,

      except as otherwise permitted by Section 7.9 and Section 7.12 hereof; and

            (e) Compliance with Law -- not be in violation of any law, ordinance or governmental rule or regulation to which it is subject and not fail to obtain or maintain any license, certificate, permit, franchises or other governmental authorization necessary to the ownership of its Properties or to the conduct of its business (including, without limitation, its property/casualty insurance business), which violation or failure to obtain or maintain would materially adversely affect the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries or the ability of the Company to perform its obligations set forth in this Agreement and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes.

      7.3. Payment of Notes and Maintenance of Office.

      The Company will punctually pay, or cause to be paid, the principal and interest (and Make-Whole Amount, if any) to become due in respect of the Notes according to the terms of the Notes and will maintain an office at the address of the Company set forth in Section 11.1 hereof where notices, presentations and demands in respect hereof or the Notes may be made upon it. Such office will be maintained at such address until such time as the Company shall notify the holders of the Notes of any change of location of such office, which will in any event be located within the United States of America.

      7.4. Liens.

            (a) Negative Pledge. The Company will not, and will not permit any Subsidiary to, at any time, cause or permit to exist, or agree or consent to cause or permit to exist in the future (upon the happening of a contingency or otherwise), any of their Property, whether now owned or hereafter acquired, to be subject to a Lien except:

                  (i) Liens in existence on the Closing Date and described on
            Part 7.4 of Annex 3 hereto;

                  (ii) Purchase Money Liens, if, after giving effect thereto and to any concurrent transactions, each such Purchase Money Lien secures Debt of the Company and/or any Subsidiary in an amount not exceeding one-hundred percent (100%) of the cost of acquisition of the particular Property to which such Debt relates;

                  (iii) Liens existing on Property of any corporation at the time it becomes a Subsidiary, provided that

                        (A) no such Lien shall extend to or cover any Property
                  other than the Property subject to such Lien at the time of any such transaction,

                        (B) the amount of Debt secured by any such Lien shall
                  not exceed the Fair Market Value (as determined in good faith by the Board of Directors or the board of directors of such Subsidiary) of the Property subject thereto, determined at the time of any such transaction,

                        (C) such Lien shall not have been created in
                  contemplation of any such transaction, and

                        (D) after giving effect to such corporation becoming a
                  Subsidiary, no Default or Event of Default would exist;

                  (iv) Liens permitted by the foregoing clause (i) through
            clause (iii), inclusive, of this Section 7.4, securing Debt of the Company and/or any Subsidiary that is being renewed, extended or refunded, provided that

                        (A) the amount of the Debt secured thereby at the time
                  of such renewal, extension or refunding is not increased, and

                        (B) such Liens are not extended to any Property not
                  subject thereto at the time of such renewal, extension or refunding;

                  (v) Liens on Property of a Subsidiary, provided that such
            Liens secure only Debt owing to the Company or a Wholly-Owned Subsidiary;

                  (vi) Liens incurred or deposits made in the ordinary course of business

                        (A) in connection with worker's compensation,
                  unemployment insurance, social security and other like laws,

                        (B) to secure the performance of letters of credit,
                  bids, tenders, sales contracts, leases, statutory obligations, surety and performance bonds (other than as contemplated in clause (vii)(B) of this Section 7.4(a)) and other similar obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property,

                        (C) to secure the claims or demands of materialmen,
                  mechanics, carriers, warehousemen, landlords and other like Persons, provided that the payment thereof is not at the time required by Section 7.1 hereof,

                        (D) in the nature of reservations, exceptions,
                  encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, provided that such exceptions and encumbrances do not in the aggregate materially detract from the value of said Properties or materially interfere with the use of such Property in the ordinary conduct of the business of the Company and the Subsidiaries, and

                        (E) in favor of any Governmental Authority resulting
                  from acceptance of progress or partial payments in the ordinary course of business under contracts with such Governmental Authority;

                  (vii) (A) Liens arising from judicial attachments and
            judgments and other similar Liens arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings; and

                        (B) Liens to secure appeal bonds, supersedeas bonds and
                  other similar Liens arising in connection with court proceedings (including, without limitation, surety bonds and letters of credit) or any other instrument serving a similar purpose,

            so long as the aggregate amount so secured by the Liens described in this clause (vii) shall not at any time exceed Ten Million Dollars ($10,000,000);

                  (viii) Liens securing taxes, assessments or governmental
            charges or levies, provided that the payment thereof is not at the time required by Section 7.1 hereof;

                  (ix) Liens created, incurred or assumed in connection with any issuance of industrial revenue, pollution control or development bonds by any Governmental Authority, provided that the net proceeds from the issuance of such bonds are used to acquire or construct fixed assets for use by the Company or one or more Subsidiaries;

                  (x) Liens securing Capitalized Lease Obligations of the
            Company and/or any Subsidiary permitted by Section 7.10(a) hereof;
            and

                  (xi) Liens, not otherwise permitted by the provisions of this
            Section 7.4, provided that, after giving effect to the imposition of such Lien, the sum, without duplication, of

                        (A) the aggregate amount of Debt of the Company and/or
                  any Subsidiary secured by Liens permitted by Section 7.4(a)(ii) hereof, plus

                        (B) the aggregate amount of Debt or other obligations of
                  the Company and/or any Subsidiary secured by Liens permitted only by this Section 7.4(a)(xi), plus

                        (C) the aggregate amount of Unsecured Subsidiary Debt,
                  plus

                        (D) the aggregate amount of Capitalized Lease
                  Obligations of the Company and/or any Subsidiary permitted by
                  Section 7.10(b) hereof,

            shall not exceed fifteen percent (15%) of Consolidated Capitalization, in each case determined at the time any such Lien is created.

      Nothing in this Section 7.4 shall be construed to permit the incurrence or existence of any Debt not otherwise permitted by this Agreement.

            (b) Equal and Ratable Lien; Equitable Lien. In case any Property shall be subjected to a Lien in violation of this Section 7.4, the Company will forthwith make or cause to be made, to the fullest extent permitted by applicable law, provision whereby the Notes will be secured equally and ratably with all other obligations secured thereby pursuant to such agreements and instruments as shall be approved by the Required Holders, and the Company will cause to be delivered to each holder of a Note an opinion of independent counsel to the effect that such agreements and instruments are enforceable in accordance with their terms, and in any such case the Notes shall have the benefit, to the full extent that, and with such priority as, the holders of Notes may be entitled under applicable law, of an equitable Lien on such Property securing the Notes. Such violation of this Section 7.4 will constitute an Event of Default hereunder, whether or not any such provision is made pursuant to this
      Section 7.4(b).

            (c) Financing Statements. The Company will not, and will not permit any Subsidiary to, at any time, sign or file a financing statement under the Uniform Commercial Code of any jurisdiction that names the Company or such Subsidiary as debtor, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, except, in any such case, a financing statement filed or to be filed to perfect or protect a security interest that the Company or such Subsidiary is entitled to create, assume or incur, or permit to exist, under the foregoing provisions of this Section 7.4 or to evidence for informational purposes a lessor's interest in Property leased to the Company or any such Subsidiary.

            (d) Liens of Subsidiaries. Each Person which becomes a Subsidiary after the Closing Date will be deemed to have granted on the date such Person becomes a Subsidiary all the Liens in existence on its Property on such date.

      7.5. Limitation on Indebtedness.

      The Company will not, and will not permit any Subsidiary to, at any time incur, assume, guarantee or otherwise become liable with respect to, any Debt (other than Permitted Intercompany Funded Debt), unless, after giving effect to such transaction and to any concurrent repayment of Debt of the Company, and/or any Subsidiary,

            (a) (i) Consolidated Debt will not be greater than thirty percent (30%) of Consolidated Capitalization, in each case determined at the time of such transaction, or

                  (ii) such Debt is a renewal, refunding or extension of Debt of the Company and/or any Subsidiary outstanding on the Closing Date or initially incurred by the Company or such Subsidiary after the Closing Date in accordance with Section 7.5(a)(i) so long as, after giving effect to such renewal, refunding or extension

                        (A) the principal amount of such Debt does not exceed
                  the principal amount of the Debt being so renewed, refunded or extended at the time of such renewal, refunding or extension,

                        (B) such Debt does not have a scheduled maturity earlier
                  than, and does not have a weighted average life to maturity (calculated in accordance with accepted financial practice) less than the Debt being so renewed, refunded or extended, and

                        (C) such Debt has the benefit of collateral and
                  guaranties to no greater extent than the Debt being so renewed, refunded or extended, and

            (b) no Default or Event of Default shall then exist.

Each Person which becomes a Subsidiary after the Closing Date will be deemed to have incurred on the date such Person becomes a Subsidiary all the Debt of such Person in existence on such date.

      Anything contained in this Agreement to the contrary notwithstanding, the Company will not at any time incur, assume, guarantee or otherwise become liable with respect to, any Debt (other than Permitted Intercompany Funded Debt) owing to a Subsidiary.

      7.6. Net Worth Maintenance.

      The Company will not permit at any time Consolidated Tangible Net Worth to be less than the sum of

            (a) Three Hundred Fifty Million Dollars ($350,000,000); plus

            (b) an aggregate amount equal to twenty-five percent (25%) of Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year of the Company ended after the date of Closing.

      7.7. Maintenance of Debt to Capitalization Ratio.

      The Company will not at any time permit Consolidated Debt at such time to exceed forty percent (40%) of Consolidated Capitalization at such time.

      7.8. Limitation on Subsidiary Indebtedness.

      The Company will not permit any Subsidiary, at any time, to incur, assume, guarantee or otherwise become liable with respect to, any Debt, provided that a Subsidiary may become liable in respect of

            (a) Non-Basket Secured Subsidiary Debt, if, after giving effect to such transaction and to any concurrent repayment of Debt of such Subsidiary, no Default or Event of Default would exist, and

            (b) Basket Secured Subsidiary Debt and Unsecured Subsidiary Debt, provided that, after giving effect to such transaction and to any concurrent repayment of Debt of the Company and Subsidiaries, the sum, without duplication, of

                  (i) the aggregate amount of Debt of the Company and/or any
            Subsidiary secured by Liens permitted by Section 7.4(a)(ii) hereof, plus

                  (ii) the aggregate amount of Debt or other obligations of the
            Company and/or any Subsidiary secured by Liens permitted only by
            Section 7.4(a)(xi) hereof, plus

                  (iii) the aggregate amount of Unsecured Subsidiary Debt, plus

                  (iv) the aggregate amount of Capitalized Lease Obligations of the Company and/or any Subsidiary permitted by Section 7.10(b) hereof,

      shall not exceed fifteen percent (15%) of Consolidated Capitalization, in each case determined at such time and no Default or Event of Default would exist.

      Each Person which becomes a Subsidiary after the Closing Date will be deemed to have incurred on the date such Person becomes a Subsidiary all the Debt of such Person in existence on such date.

      7.9. Disposition of Assets.

            (a) Disposal of Ownership of a Subsidiary. The Company will not, and will not permit any Subsidiary to, at any time, sell or otherwise dispose of any shares of the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of a Subsidiary (said stock, options, warrants and other Securities herein called "Subsidiary Stock"), nor will it permit any Subsidiary to issue, sell or otherwise dispose of any shares of its own Subsidiary Stock, if the effect of the transaction would be to reduce the proportionate interest of the Company and the other Subsidiaries in the outstanding Subsidiary Stock of the Subsidiary whose shares are the subject of the transaction, provided that the foregoing restrictions do not apply to:

                  (i) the issue of directors' qualifying shares; and

                  (ii) the sale for an Acceptable Consideration of the entire
            Investment (whether represented by stock, debt, claims or otherwise) of the Company and its other Subsidiaries in any Subsidiary, if all of the following conditions are met:

                        (A) such sale satisfies the requirements of a Transfer
                  under subclause (vi) of clause (b) below;

                        (B) in the good faith opinion of the Board of Directors,
                  such sale is in the best interests of the Company; and

                        (C) the Subsidiary being disposed of has no continuing
                  Investment in any other Subsidiary not being simultaneously disposed of or in the Company.

            (b) Disposal of Ownership of Assets. The Company will not, and will not permit any Subsidiary to, sell, lease as lessor, transfer or otherwise dispose of any asset (collectively, "Transfers"), except

                  (i) a Transfer by a Subsidiary to the Company or another
            Subsidiary,

                  (ii) as provided in Section 7.9(a),

                  (iii) as provided in Section 7.9(c),

                  (iv) as provided in Section 7.10 hereof,

                  (v) as provided in Section 7.12 hereof, or

                  (vi) with respect to a Transfer of an asset for an Acceptable
            Consideration if the conditions specified in subclause (A), subclause (B), subclause (C) and subclause (D) below would be satisfied with respect to such Transfer:

                        (A) the sum of

                              (I) the current net book value of such asset, plus

                              (II) the aggregate net book value of each other
                        asset Transferred under or pursuant to this subclause
                        (vi) (such net book value being determined at the time of the Transfer of each such other asset) after the fiscal year end of the Company immediately preceding the date of such Transfer, including, without limitation, any Transfer pursuant to clause (a)(ii) above, would not exceed ten percent (10%) of Consolidated Net Tangible Assets determined as of the last day of the then mostly recently ended fiscal year of the Company or, if more recent, as of the date of the then most recently audited consolidated financial statement of the Company and the Subsidiaries;

                        (B) immediately before and after the consummation of
                  such Transfer, and after giving effect thereto, no Default or Event of Default would exist;

                        (C) in the good faith opinion of the Board of Directors,
                  such Transfer is in the best interests of the Company; and

                        (D) immediately after giving effect to such Transfer,
                  the Company would be able to borrow $1.00 of additional Debt without violating Section 7.5 hereof, provided that, in the case that the Company cannot satisfy subclause (A) above with respect to a Transfer of an asset of the Company (but has satisfied subclause (B), subclause (C) and subclause (D) above with respect to such Transfer), the Company may nonetheless make such Transfer of such asset if, but only if, the Company shall have undertaken in a writing delivered to each holder of Notes contemporaneously with the consummation of such Transfer to apply, within thirty (30) days following the consummation of such Transfer, the 10% Excess Proceeds determined in respect of such Transfer to either or both

                  (y) the acquisition by the Company of assets to be used in the ordinary course of business of the Company or in which the Company would otherwise invest in the ordinary course of its business or

                  (z) the prepayment of Senior Debt of the Company owing to
            Persons other than the Company, any Subsidiary or any Affiliate, the holders of which Senior Debt shall have received a written offer from the Company to prepay a Ratable Portion of the Senior Debt of each such holder (without any prepayment premium but including accrued and unpaid interest on such Ratable Portion) and shall have accepted such offer in writing in accordance with the terms of such offer.

      The Company agrees, in connection with its election to pursue clause (z) above, to make the written offer of prepayment contemplated therein on or prior to the date of consummation of the related Transfer, to deliver such offer to each holder of its Senior Debt (including, without limitation, the holders of Notes but excluding any such holder which is the Company, any Subsidiary or any Affiliate), to limit the terms of such offer to the terms contemplated in clause (z) and in this sentence and to require in such written offer all acceptances thereof to have been delivered not later than twenty-five (25) days following the consummation of such Transfer, provided that, in any instance in which the Company may require any holder of Senior Debt to accept its Ratable Portion as a prepayment therefor, such written offer as to such holder shall be deemed accepted. The Ratable Portion of Senior Debt of the Company held by any holder which shall have rejected the prepayment offer of the Company pursuant to clause
      (z) above, or shall have failed to have accepted the prepayment offer of the Company pursuant to clause (z) above in accordance with the terms thereof, shall be applied by the Company as provided in clause (y) above on or prior to the thirtieth (30th) day following the consummation of the Transfer related thereto. The Company's undertakings in respect of the aforesaid writing (including its undertaking to extend an offer to ratably prepay its Senior Debt and the obligation of the Company to ratably prepay any such Senior Debt, the holders of which shall have accepted or been deemed to have accepted such offer) is, and shall be deemed to be, a covenant of the Company under this Section 7.9.

            Dispositions of assets constituting Subsidiary Preferred Stock or Debt of Subsidiaries shall be subject to clause (d) of this Section 7.9. With respect to any Transfer of assets which is part of a series of directly related Transfers and which shall occur in the fiscal year following the fiscal year in which the first Transfer of such series of related Transfers occurred, the determination under this clause (vi) as to whether such Transfer exceeds the aforesaid calculation of ten percent (10%) of Consolidated Net Tangible Assets shall be made as if such Transfer occurred on the date of the first Transfer of such series of directly related Transfers and Consolidated Net Tangible Assets at the end of the fiscal year in which said first Transfer occurred shall be accordingly adjusted to reflect such Transfer for purposes of applying this clause (v) to any Transfer of assets occurring subsequent to such Transfer.

            (c) Marketable Securities. Anything contained in this Section 7.9 to the contrary notwithstanding, Marketable Investment Securities of the Company may be Transferred by the Company without any limitation imposed by this Section 7.9.

            (d) Subsidiary Debt; Preferred Stock. Except as contemplated in
      Section 7.9(a) hereof, the Company will not sell, transfer or otherwise dispose of, any Debt of a Subsidiary, and no Subsidiary will sell, transfer or otherwise dispose of, any Debt of another Subsidiary, except if such sale, transfer or other disposition is to the Company or a Wholly-Owned Subsidiary. The Company will not permit any Subsidiary to issue or have outstanding any Subsidiary Preferred Stock if such Subsidiary Preferred Stock is to be held by a Person other than the Company or a Wholly-Owned Subsidiary and, subject to Section 7.9(a) hereof, the Company shall not sell, or permit any Subsidiary to sell, any Subsidiary Preferred Stock of any Subsidiary to any Person other than to the Company or to a Wholly-Owned Subsidiary.

      7.10. Limitation on Sale-Leaseback.

      The Company will not, and will not permit any Subsidiary to, enter into any Sale and Leaseback Transaction if the lease arising therefrom has an original term in excess of three (3) years unless either

            (a) the net proceeds arising therefrom have been applied, within thirty (30) days following the consummation of such Sale and Leaseback Transaction (or are concurrently with the consummation of such Sale and Leaseback Transaction being applied) to the prepayment of Senior Debt of the Company and the Subsidiaries owing to Persons other than the Company, any Subsidiary or any Affiliate, the holders of which Senior Debt shall have received a written offer from the Company to prepay a S/L Ratable Portion of the Senior Debt of each such holder (without any prepayment premium but including accrued and unpaid interest on such S/L Ratable Portion) and shall have accepted such offer in writing in accordance with the terms of such offer; the Company agrees, in connection with its election under this clause (a), to make the written offer of prepayment contemplated above on or prior to the date of consummation of the related Sale and Leaseback Transaction, to deliver such offer to each holder of its Senior Debt (including, without limitation, the holders of Notes but excluding any such holder which is the Company, any Subsidiary or any Affiliate), to limit the terms of such offer to the terms contemplated in this clause (a) and to require in such written offer all acceptances thereof to have been delivered not later than twenty-five (25) days following the consummation of such Sale and Leaseback Transaction, provided that, in any instance in which the Company may require any holder of Senior Debt to accept its S/L Ratable Portion as a prepayment therefor, such written offer as to such holder shall be deemed accepted; or

            (b) if such proceeds are not applied as provided in Section 7.10(a) or if Section 7.10(a) shall have been elected and less than all of such proceeds shall have been used to prepay Senior Debt as contemplated in
      Section 7.10(a) as a result of the rejection or deemed rejection of one or more offers by the Company to prepay Senior Debt thereunder, and after giving effect to such Sale and Leaseback Transaction, the sum, without duplication, of

                  (i) the aggregate amount of Debt of the Company and/or any
            Subsidiary secured by Liens permitted by Section 7.4(a)(ii) hereof,

                  (ii) the aggregate amount of Debt or other obligations of the
            Company and/or any Subsidiary secured by Liens permitted only by
            Section 7.4(a)(xi) hereof,

                  (iii) the aggregate amount of Unsecured Subsidiary Debt, plus

                  (iv) the aggregate amount of Capitalized Lease Obligations of the Company and/or any Subsidiary permitted by this Section 7.10(b),

      shall not exceed fifteen percent (15%) of Consolidated Capitalization, in each case determined at the time of such Sale and Leaseback Transaction.

      7.11. Restricted Payments.

            (a) Except as otherwise provided in clause (b) and clause (c) of this Section 7.11, the Company will not declare or make any Restricted Payment at any time unless

                  (i) immediately after, and after giving effect to, such
            Restricted Payment, the aggregate amount of all Restricted Payments declared or made after the Closing Date would not exceed the sum of

                        (A) seventy-five percent (75%) of Consolidated Net
                  Income (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit) for the period commencing on December 31, 1999 and ending on the last day of the fiscal quarter of the Company most recently ended at the time such Restricted Payment is declared or made, inclusive, plus

                        (B) (i) one hundred percent (100%) of the aggregate
                  amount of cash proceeds received by the Company from the sale of shares of Company Common Stock after December 31, 1999;

                        (ii) together with the aggregate principal amount of
            Debt Securities of the Company converted into such shares after December 31, 1999 in each case net of reasonable and ordinary transaction costs and expenses incurred by the Company in connection with such sale or conversion; plus

                        (C) One Hundred Million Dollars ($100,000,000);

                  (ii) at the time of such declaration and immediately before, and after giving effect to, such Restricted Payment, no Default or Event of Default exists or would exist; and

                  (iii) immediately after giving effect to such Restricted
            Payment, the Company would be able to borrow $1.00 of additional Debt without violating Section 7.5 hereof.

            (b) The restrictions set forth in clause (a) of this Section 7.11 notwithstanding, the Company may make Restricted Payments in the nature of cash dividends or mandatory sinking fund or mandatory redemption payments required to be paid or made in respect of Company Preferred Stock, provided that, at the time of such payment, and after giving effect thereto (but without testing such payment under clause (a) of this Section 7.11), no Default or Event of Default exists and the Company would, immediately after giving effect to such payment, be able to borrow $1.00 of additional Debt without violating Section 7.5 hereof, and provided further, that Restricted Payments made pursuant to this clause (b) shall be included in the calculation of aggregate Restricted Payments required by clause (a) of this Section 7.11 for purposes of determining whether any future Restricted Payment is permitted under said clause (a).

            (c) The Company will not declare a dividend payment in respect of Company Common Stock which is not payable within ninety (90) days of declaration, provided that the foregoing shall not prevent the payment of any such dividend within ninety (90) days after the date of declaration thereof, if at said date of declaration such payment complied with clause
      (a) of this Section 7.11.

      7.12. Merger.

      The Company will not, nor will it permit any Subsidiary to, merge with or into, consolidate with, or sell, lease, transfer or otherwise dispose of all or substantially all of its assets to, any other Person or permit any other Person to merge into or consolidate with it; provided that the foregoing restriction shall not apply to:

            (a) the merger or consolidation of the Company into or with, or the sale by the Company of all or substantially all of its assets to, another corporation, if:

                  (i) the corporation that results from such merger or
            consolidation or that purchases all or substantially all of such assets (the "Surviving Corporation") is organized under the laws of the United States of America or any jurisdiction thereof;

                  (ii) all approvals, consents, authorizations, registrations and/or filings in respect of such merger, consolidation or sale shall have been obtained and/or made, as the case may be, with all appropriate Governmental Authorities in accordance with all applicable laws and regulations;

                  (iii) the due and punctual payment of the principal of and
            Make-Whole Amount, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observance of all the covenants in the Notes and this Agreement to be performed or observed by the Company, are expressly assumed by the Surviving Corporation pursuant to such agreements and instruments as shall be approved by the Required Holders, and the Company will cause to be delivered to each holder of Notes an opinion of independent counsel to the effect that such agreements and instruments are enforceable in accordance with their terms;

                  (iv) immediately prior to, and immediately after the
            consummation of the transaction, and after giving effect thereto,

                        (A) no Default or Event of Default exists or would exist
                  under any provision hereof, and

                        (B) the Surviving Corporation could incur at least $1.00
                  of additional Debt without violating Section 7.5 hereof; and

            (b) a merger of a Subsidiary into, or a consolidation of a Subsidiary with, the Company (with the Company being the survivor thereof) or a Wholly-Owned Subsidiary (with the Wholly-Owned Subsidiary being the survivor thereof) or the sale of all or substantially all of its assets to the Company or a Wholly-Owned Subsidiary.

      7.13. ERISA.

            (a) Compliance. The Company will, and will cause each ERISA Affiliate to, at all times with respect to each Pension Plan,

                  (i) make timely payment of contributions required to meet the minimum funding standard set forth in ERISA or the IRC with respect thereto and

                  (ii) comply in all material respects with all other applicable provisions of ERISA.

            (b) Relationship of Vested Benefits to Pension Plan Assets. The Company will not at any time permit the present value of all employee benefits vested under each Pension Plan to exceed the assets of such Pension Plan allocable to such vested benefits at such time, in each case determined pursuant to Section 7.13(c) hereof.

            (c) Valuations. All assumptions and methods used to determine the actuarial valuation of vested employee benefits under Pension Plans and the present value of assets of Pension Plans will be reasonable in the good faith judgment of the Company and will comply with all requirements of law.

            (d) Prohibited Actions. The Company will not, and will not permit any ERISA Affiliate to:

                  (i) engage in any "prohibited transaction" (as such term is defined in section 406 of ERISA or section 4975 of the IRC) that would result in the imposition of a material tax or penalty on the Company or any ERISA Affiliate;

                  (ii) incur with respect to any Pension Plan any "accumulated funding deficiency" (as such term is defined in section 302 of ERISA), whether or not waived;

                  (iii) terminate any Pension Plan in a manner that would result in

                        (A) the imposition of a Lien on the Property of the
                  Company or any Subsidiary pursuant to section 4068 of ERISA or

                        (B) the creation of any liability under section 4062 of
                  ERISA that would reasonably be expected to have a materially adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries the ability of the Company to perform its obligations set forth in this Agreement and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes;

                  (iv) fail to make any payment required by section 515 of
            ERISA; or

                  (v) incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan or any liability as a result of the termination of any Multiemployer Plan.

      7.14. Line of Business.

      The Company will not, and will not permit any Subsidiary to, engage in any business other than (a) businesses engaged in by the Company and the Subsidiaries described in Section 2.1 hereof, (b) insurance-related businesses, services and activities and (c) businesses not referred to in clause (a) or clause (b) of this Section 7.14 if, but only if, the aggregate amount of assets of the Company and the Subsidiaries employed to engage in such businesses shall not at any time exceed ten percent (10%) of Consolidated Total Assets.

      7.15. Transactions with Affiliates.

      The Company will not, and will not permit any Subsidiary to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

      7.16. Pro-Rata Offers.

      The Company will not, nor will it permit any Subsidiary or any Affiliate to, directly or indirectly, acquire or make any offer to acquire any Notes unless the Company or such Subsidiary or Affiliate shall have offered to acquire Notes, pro rata, from all holders of the Notes and upon the same terms. In case the Company, any Subsidiary or any Affiliate acquires any Notes, such Notes will thereafter be cancelled and no Notes will be issued in substitution therefor. Any Notes so acquired by the Company, any Subsidiary or any Affiliate shall be deemed not to be outstanding under this Agreement for purposes of voting.

      7.17. Private Offering.

      The Company will not, nor will it permit any Person acting on its behalf to, offer the Notes or any part thereof or any similar Securities for issue or sale to, or solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Notes within the provisions of section 5 of the Securities Act.

      7.18. Tax Consolidation.

      The Company shall not file or consent to the filing of any consolidated income tax return with any Person other than the Subsidiaries.

      7.19. Pari Passu Ranking.

      The Company covenants that its obligations under and in respect of this Agreement and the Notes do and will rank at least pari passu in right of payment with all of its other present and future unsecured and unsubordinated Debt.

8. INFORMATION AS TO COMPANY

      8.1. Financial and Business Information.

      The Company shall deliver to each holder of Notes:

            (a) Quarterly Statements -- as soon as practicable after the end of each quarterly fiscal period in each fiscal year of the Company, and in any event within fifty (50) days thereafter, duplicate copies of:

                  (i) (A) a consolidated balance sheet of the Company and the
            Subsidiaries as at the end of such quarter, and

                        (B) consolidated statements of income, changes in
            shareholders' equity and cash flows of the Company and the Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and setting forth in the case of clause (A) and clause (B) above in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles, and certified as complete and correct, subject to changes resulting from year-end adjustments, by a principal financial officer of the Company, provided, however, that delivery of copies of the Company's Quarterly Report on Form 10-Q

      (without the exhibits thereto, unless requested by such holder) filed with the Securities and Exchange Commission within the time period specified above shall be deemed to satisfy the requirements of this Section 8.1(a), and

                  (ii) such quarterly statements as are filed by any insurance
            Subsidiary with the National Association of Insurance Commissioners on the forms provided for by the National Association of Insurance Commissioners for such quarter;

            (b) Annual Statements -- as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety-five (95) days thereafter, four copies of:

                  (i) (A) a consolidated balance sheet of the Company and the
            Subsidiaries, as at the end of such year, and

                        (B) consolidated statements of income, changes in
            shareholders' equity and cash flows of the Company and the Subsidiaries, for such year,

      setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by, in the case of such consolidated statements, an opinion thereon of either of the accountants named in Section 2.2 hereof or other independent certified public accountants of recognized national standing selected by the Company, which opinion shall, without qualification, state that such financial statements fairly present the financial condition of the companies being reported upon and have been prepared in accordance with Generally Accepted Accounting Principles consistently applied (except for changes in application in which such accountants concur) and that the examination of such accountants in connection with such financial statements shall have been made in accordance with generally accepted auditing standards; provided; however, that the delivery of Company's Annual Report on Form 10-K (without the exhibits thereto, unless requested by such holder) for such fiscal year filed with the Securities and Exchange Commission within the time period specified above shall be deemed to satisfy the requirements of this Section 8.1(b); and

                  (ii) the Statutory Annual Financial Statements of each
            insurance Subsidiary for such year;

            (c) Opinions of Independent Accountants and Counsel -- as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety-five (95) days thereafter, duplicate copies of all opinions of independent accountants and counsel required pursuant to
      Section 7.1 hereof;

            (d) Audit Reports -- promptly upon receipt thereof, a copy of each other report submitted to the Board of Directors by independent accountants in connection with any audit made by them of the books of the Company or any Subsidiary, provided that for so long as any Event of Default shall exist, the Company shall deliver, promptly upon receipt thereof, a copy of each other report submitted to the Company or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any Subsidiary;

            (e) SEC and Other Reports -- promptly upon their becoming available one copy of each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to stockholders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters and other than registration statements on Form S-8) in respect thereof filed by the Company or any Subsidiary with, or received by, such Person in connection therewith from, the National Association of

      Securities Dealers, any securities exchange or the Securities and Exchange Commission or any successor agency;

            (f) ERISA -- immediately upon becoming aware of the occurrence of any

                  (i) "reportable event" (as such term is defined in section
            4043 of ERISA) or

                  (ii) "prohibited transactions" (as such term is defined in section 406 or section 4975 of the IRC)

      in connection with any Pension Plan or any trust created thereunder, in both of the cases specified in the foregoing clauses (i) and (ii), where the effect of such events or transactions, or events or transactions related thereto, would reasonably be expected to have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes, a written notice specifying the nature thereof, what action the Company is taking or proposes to take with respect thereto, and, when known, any action taken by the IRS, the United States Department of Labor or the PBGC with respect thereto;

            (g) ERISA Waivers -- prompt written notice of and a description of any request pursuant to section 303 of ERISA or section 412 of the IRC for, or notice of the granting pursuant to said section 303 or section 412 of, a waiver in respect of all or part of the minimum funding standard set forth in ERISA or the IRC, as the case may be, of any Pension Plan, and, in connection with the granting of any such waiver, the amount of any waived funding deficiency (as such term is defined in said section 303 or said section 412) and the terms of such waiver, in each of the cases specified in this clause (g), where the effect of such conditions or events or of events or conditions related thereto would reasonably be expected to have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes;

            (h) Other ERISA Notices -- prompt written notice of and, where applicable, a description of

                  (i) any notice from the PBGC in respect of the commencement of any proceedings pursuant to section 4042 of ERISA to terminate any Pension Plan or for the appointment of a trustee to administer any Pension Plan,

                  (ii) any distress termination notice delivered to the PBGC under section 4041 of ERISA in respect of any Pension Plan, and any determination of the PBGC in respect thereof,

                  (iii) the placement of any Multiemployer Plan in
            reorganization status under Title IV of ERISA,

                  (iv) any Multiemployer Plan becoming "insolvent" (as such term is defined in section 4245 of ERISA under Title IV of ERISA),

                  (v) the whole or partial withdrawal of the Company or any
            ERISA Affiliate from any Multiemployer Plan and the withdrawal liability incurred in connection therewith, and

                  (vi) the withdrawal of the Company or any ERISA Affiliate from any Multiple Employer Pension Plan and the withdrawal liability under ERISA incurred in connection therewith;

      in each of the cases specified in the foregoing clauses (i) through (vi), inclusive, where the effect of such conditions or events or of events or conditions related thereto would reasonably be expected to have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, the ability of the Company to perform its obligations set forth herein and in the Notes, or the rights and remedies of the holders of the Notes hereunder or under the Notes;

            (i) Notice of Default or Event of Default -- immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

            (j) Notice of Claimed Default -- immediately upon becoming aware that the holder of any Note, or of any evidence of Debt or other Security of the Company or any Subsidiary, shall have given notice or taken any other action with respect to a claimed Event of Default, Default, event of default or default (as the case may be), a written notice specifying the notice given or action taken by such holder and the nature of the claimed Event of Default, Default, event of default and/or default and what action the Company is taking or proposes to take with respect thereto;

            (k) Best's Rating -- promptly upon the Company's or any insurance Subsidiary's receipt of a rating from A.M. Best Company (or any nationally recognized successor agency which rates the ability of insurance companies to comply with their policy obligations) lower than such Person's rating (or such Person's comparable rating by such successor agency) as existed (or would have existed in the case of such successor rating) on the Closing Date, written notice of such lower rating; and

            (l) Requested Information -- with reasonable promptness, such other data and information as from time to time may be reasonably requested, including, without limitation, information required by 17 C.F.R. ss.230.144A, as amended from time to time.

      8.2. Officers' Certificates.

      Each set of financial statements delivered to you or any other institutional holder of the Notes pursuant to Section 8.1(a) or Section 8.1(b)(i) hereof shall be accompanied by a certificate of the President or a Vice-President and the Chief Financial Officer or Comptroller of the Company setting forth:

            (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 7 hereof during the period covered by the income statement then being furnished; and

            (b) Event of Default -- that the signers have reviewed the relevant terms of this Agreement and have made, or caused to be made, under their supervision, a review of the transactions and conditions of the Company and the Subsidiaries from the beginning of the accounting period covered by the income statements being delivered therewith to the date of the certificate and that such review shall have not disclosed the existence during such period of any condition or event which constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

      8.3. Accountants' Certificates.

      Each set of annual financial statements delivered pursuant to Section 8.1(b)(i) hereof shall, be accompanied by a certificate of the accountants who certify such financial statements, stating that they have reviewed this Agreement and stating further, whether, in making their audit, such accountants have become aware of any condition or event which then constitutes a Default or an Event of Default in respect of Section 7.4(a)(xi), Section 7.5, Section 7.6,
Section 7.7, Section 7.8, Section 7.9, Section 7.10 or Section 7.11 hereof, and, if such accountants are aware that any such condition or event then exists, specifying the nature and period of existence thereof. In making such statements in respect of Section 7.4(a)(xi) hereof, such accountants may rely on an officer's certificate of the Company as to the existence of Liens not otherwise permitted by the provisions of Section 7.4(a)(i) through Section 7.4(a)(x), inclusive, hereof.

      8.4. Inspection.

      The Company shall permit the representatives of any holder of Notes, at the expense of such holder or, so long as an Event of Default shall exist, at the Company's expense, to visit and inspect any of the Properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (and by this provision the Company authorizes said accountants to discuss the finances and affairs of the Company and the Subsidiaries) all at such reasonable times and as often as may be reasonably requested.

      8.5. Report to NAIC.

      Concurrently with the delivery to you of each annual statement required by
Section 8.1(b)(i) hereof, the Company shall deliver a copy thereof to:
Securities Valuation Office, National Association of Insurance Commissioners, 195 Broadway, New York, New York 10007.

9. EVENTS OF DEFAULT

      9.1. Nature of Events.

      An "Event of Default" shall exist if any of the following occurs and is continuing:

            (a) Principal or Make-Whole Amount Payments -- the Company shall fail to make any payment of principal or Make-Whole Amount on any Note on or before the date such payment is due;

            (b) Interest Payments -- the Company shall fail to make any payment of interest on any Note on or before five (5) Business Days after the date such payment is due;

            (c) Particular Covenant Defaults -- the Company or any Subsidiary shall fail to perform or observe any covenant contained in Section 7.4 through Section 7.12 hereof, inclusive, or in Section 8.1(i) or Section 8.1(j) hereof;

            (d) Other Defaults -- the Company or any Subsidiary shall fail to comply with any other provision hereof not referred to in clause (a), clause (b) or clause (c) above, and such failure continues for more than thirty (30) days after such failure shall first become known to any officer of the Company;

            (e) Warranties or Representations -- any warranty, representation or other statement by or on behalf of the Company contained herein or in any instrument furnished in compliance with or in reference hereto shall have been false or misleading in any material respect when made;

            (f) Default on Indebtedness or Other Security -

                  (i) any event shall occur or any condition shall exist in
            respect of Debt or any Security of the Company or any Subsidiary, or under any agreement securing or relating to such Debt or Security, that immediately or after the expiration of any grace period in respect thereof:

                        (A) causes (or permits any one or more of the holders
                  thereof or a trustee therefor to cause) such Debt or Security, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled date or dates of payment

                        (B) permits any one or more of the holders thereof or a
                  trustee therefor to elect any of the directors on the Board of Directors or the board of directors of such Subsidiary; or

                        (C) permits any one or more of the holders thereof or a
                  trustee therefor to require the Company or any Subsidiary to repurchase such Debt or Securities from such holder;

      provided that the aggregate amount of all obligations in respect of such Debt and Securities exceeds at such time One Million Dollars ($1,000,000);

            (g) Involuntary Bankruptcy Proceedings --

                  (i) a receiver, liquidator, custodian or trustee of the
            Company, or any Subsidiary, or of all or any of the Property of either, shall be appointed by court order and such order remains in effect for more than sixty (60) days; or an order for relief shall be entered with respect to the Company or any Subsidiary, or the Company or any Subsidiary shall be adjudicated a bankrupt or insolvent; or

                  (ii) any of the Property of either shall be sequestered by court order and such order remains in effect for more than sixty
            (60) days; or

                  (iii) a petition shall be filed against the Company or any
            Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and shall not be dismissed within sixty (60) days after such filing;

            (h) Voluntary Petitions -- the Company or any Subsidiary shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or shall consent to the filing of any petition against it under any such law;

            (i) Assignments for Benefit of Creditors, etc. -- the Company or a Subsidiary shall make an assignment for the benefit of its creditors, or admits in writing its inability, or fails, to pay its debts generally as they become due, or shall consent to the appointment of a receiver, liquidator or trustee of the Company or a Subsidiary or of all or any part of the Property of either; or

            (j) Licenses -- any Material Insurance License held by any insurance Subsidiary on the Closing Date or acquired by such insurance Subsidiary thereafter,

                  (i) shall be revoked by the state issuing such Material
            Insurance License, or

                  (ii) shall not be reissued or renewed by such state ninety
            (90) days after the expiration thereof; or

            (k) Undischarged Final Judgments -- final judgment or final judgments for the payment of money aggregating in excess of One Million Dollars ($1,000,000) is or are outstanding against one or more of the Company and the Subsidiaries and any one of such judgments shall have been outstanding for more than thirty (30) days from the date of its entry and shall not have been discharged in full or stayed.

      9.2. Default Remedies.

            (a) Acceleration on Event of Default.

                  (i) If an Event of Default specified in clause (g), (h) and
            (i) of Section 9.1 hereof shall exist, all of the Notes at the time outstanding shall automatically become immediately due and payable together with interest accrued thereon and, to the extent permitted by law, the Make-Whole Amount at such time with respect to the principal amount of such Notes, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and,

                  (ii) If an Event of Default other than those specified in
            clause (g), (h) or (i) of Section 9.1 hereof shall exist, the Required Holders may exercise any right, power or remedy permitted to such holder or holders by law, and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal of, and all interest accrued on, all the Notes then outstanding to be, and such Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith pay to the holder or holders of all the Notes then outstanding the entire principal of, and interest accrued on, the Notes and, to the extent permitted by law, the Make-Whole Amount at such time with respect to such principal amount of such Notes.

            (b) Acceleration on Payment Default. During the existence of an Event of Default described in Section 9.1(a) or Section 9.1(b) hereof, and irrespective of whether the Notes then outstanding shall have been declared to be due and payable pursuant to Section 9.2(a)(ii) hereof, any holder of Notes who or which shall have not consented to any waiver with respect to such Event of Default may, at his or its option, by notice in writing to the Company, declare the Notes then held by such holder to be, and such Notes shall thereupon become, forthwith due and payable together with all interest accrued thereon, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith pay to such holder the entire principal of and interest accrued on such Notes and, to the extent permitted by law, the Make-Whole Amount at such time with respect to such principal amount of such Notes.

            (c) Valuable Rights. The Company acknowledges, and the parties hereto agree, that the right of each holder to maintain its investment in the Notes free from prepayment by the Company (except as herein specifically provided for) is a valuable right and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

            (d) Other Remedies. During the existence of an Event of Default and irrespective of whether the Notes then outstanding shall have been declared to be due and payable pursuant to Section 9.2(a)(ii) hereof and irrespective of whether any holder of Notes then outstanding shall otherwise have pursued or be pursuing any other rights or remedies, any holder of Notes may proceed to protect and enforce its rights hereunder and under such Notes by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any agreement contained herein or in aid of the exercise of any power granted herein, provided that the maturity of such holder's Notes may be accelerated only in accordance with Section 9.2(a) and Section 9.2(b) hereof.

            (e) Nonwaiver and Expenses. No course of dealing on the part of any holder of Notes nor any delay or failure on the part of any holder of Notes to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. If the Company shall fail to pay when due any principal of, or Make-Whole Amount or interest on, any Note, or shall fail to comply with any other provision hereof, the Company shall pay to each holder of Notes, to the extent permitted by law, such further amounts as shall be sufficient to cover the costs and expenses, including but not limited to reasonable attorneys' fees, incurred by such holder in collecting any sums due on such Notes or in otherwise assessing, analyzing or enforcing any rights or remedies that are or may be available to it.

      9.3. Annulment of Acceleration of Notes.

      If a declaration is made pursuant to Section 9.2(a)(ii) hereof, then and in every such case, the holders of at least fifty-one percent (51%) in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any one or more of the Company, any Subsidiary and any Affiliate) may, by written instrument filed with the Company, rescind and annul such declaration, and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

            (a) no judgment or decree shall have been entered for the payment of any moneys due on or pursuant hereto or the Notes;

            (b) all arrears of interest upon all the Notes and all other sums payable hereunder and under the Notes (except any principal of, or interest or Make-Whole Amount on, the Notes which shall have become due and payable by reason of such declaration under Section 9.2(a)(ii) hereof) shall have been duly paid; and

            (c) each and every other Default and Event of Default shall have been waived pursuant to Section 11.5 hereof or otherwise made good or cured,

and provided further that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

10. INTERPRETATION OF THIS AGREEMENT

      10.1. Terms Defined.

      As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

      Acceptable Consideration -- means, with respect to the Transfer of any asset of the Company or a Subsidiary, cash consideration, payable at the initial closing of the transaction in question, in an amount determined by the Board of Directors, in its good faith opinion, to be not less than the Fair Market Value of such asset.

      Affiliate -- means, at any time, a Person (other than a Subsidiary)

            (a) that directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, the Company,

            (b) that beneficially owns or holds ten percent (10%) or more of any class of the Voting Stock of the Company, or

            (c) ten percent (10%) or more of the Voting Stock (or in the case of a Person that is not a corporation, ten percent (10%) or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary, at such time.  As used in this definition,

            Control -- means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      Agreement, this -- means this agreement, as it may be amended and restated from time to time.

      Applicable H.15 -- means, at any time, United States Federal Reserve Statistical Release H.15(519) or its successor publication most recently published and available to the public at such time, or if no such successor publication is available, then any other source of current information in respect of interest rates on securities of the United States of America that is generally available and, in the judgment of the Required Holders, provides information reasonably comparable to the H.15(519) report.

      Basket Secured Subsidiary Debt -- means, at any time, Debt of a Subsidiary that is secured by a Lien permitted only by Section 7.4(a)(xi) hereof.

      Board of Directors -- means, at any time, the board of directors of the Company or any committee thereof that, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

      Business Day -- means, at any time, a day other than a Saturday, a Sunday or a day on which any bank located in Newark, New Jersey, or any other bank in the United States of America, which bank shall have been designated by any holder of Notes to receive payments in respect of the Notes held by such holder, is required by law (other than a general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

      Capitalized Lease Obligation -- means, with respect to a lease for which the lessee is required to recognize the acquisition of an asset and the incurrence of a liability in accordance with Generally Accepted Accounting Principles, the obligation of such lessee in respect of such liability.

      Change in Control Ratings Event -- means, at any time, the existence of both of the following conditions:

            (a) any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 of the Exchange Act as in effect on the date of the Closing) become the "beneficial owners" (as such term is used in Rule 13d-3 of the Exchange Act as in effect on the date of the Closing), directly or indirectly, of more than 50% of the Company's then outstanding Voting Stock (herein referred to as the "Acquisition" and the surviving entity resulting from the Acquisition shall be referred to as the "Survivor"); and

            (b) Standard & Poor's Rating Group, a Division of McGraw Hill, Inc. ("S&P") and Moody's Investors Services, Inc. ("Moody's") shall have failed to designate the senior unsecured debt obligations of the Survivor at least A- (in the case of S&P) and A3 (in the case of Moody's) within the period commencing on the date of the Acquisition and ending either (x) 90 days after such date or (y) if both Moody's and S&P shall have both publicly announced that they are considering the establishment of a rating for such senior unsecured debt obligations of the Survivor within said 90 day period, the first day when either shall have ceased their efforts to establish such rating; provided this condition (b) shall be deemed not to exist if

                  (i) the Survivor has no senior unsecured debt obligations
            outstanding on the date of the Acquisition, and

                  (ii) within 90 days of the date of the Acquisition A.M. Best shall have established a claims payable rating of at least A+ for either (A) the Survivor or (B) each insurance company which is a Wholly Owned Subsidiary and which, together with all other Wholly Owned Subsidiaries which are insurance companies, contributes substantially all of the revenue of the Survivor's consolidated group.

      Closing -- Section 1.2(b) hereof.

      Closing Date -- Section 1.2(b) hereof.

      Company -- has the meaning specified in the introductory sentence hereof.

      Company Common Stock -- means

            (a) the Common Stock, par value Two Dollars ($2.00) per share, of the Company as constituted on the Closing Date and

            (b) on any date after the Closing Date, any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which are ordinarily, in the absence of contingencies, entitled to elect corporate directors (or Persons performing similar functions).

      Company Preferred Stock -- means any class of capital stock of the Company which is preferred over any other class of capital stock of the Company as to the payment of dividends and/or the payment of any amount upon liquidation or dissolution of such corporation.

      Consolidated Capitalization -- means, at any time, the sum of

            (i) the par value at such time (or value stated on the books of the corporation) of the capital stock of the Company and the Subsidiaries plus (or minus in the case of a deficit),

            (ii) the amount of additional paid-in capital and retained earnings (or, in the case of negative retained earnings, minus such negative amount) at such time of the Company and the Subsidiaries, plus

            (iii) the aggregate amount of the liability of deferred taxes, if any, of the Company and the Subsidiaries at such time, plus

            (iv) the aggregate amount of Funded Debt of the Company and the Subsidiaries at such time,

all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

      Consolidated Debt -- means, at any time, the amount of Debt of the Company and the Subsidiaries, determined at such time on a consolidated basis in accordance with Generally Accepted Accounting Principles.

      Consolidated Net Income -- means, for any period, net earnings (or loss) after income taxes of the Company and the Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, but excluding:

            (a) any gain or loss resulting from the sale, conversion or other disposition of Capital Assets;

            (b) any extraordinary or nonrecurring gains or losses;

            (c) any gain arising from any reappraisal or write-up of assets;

            (d) any gain or loss during such period resulting from the receipt of any proceeds of any insurance policy;

            (e) any earnings of any Person acquired by the Company or any Subsidiary through purchase, merger or consolidation or otherwise, or earnings of any Person substantially all of whose assets have been acquired by the Company or any Subsidiary, for any period prior to the date of acquisition;

            (f) net earnings of any Person (other than a Subsidiary) in which the Company or any Subsidiary shall have an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions;

            (g) any portion of the net earnings of any Subsidiary that for any reason is unavailable for payment of dividends to the Company or any other Subsidiary, provided that, if any such Subsidiary shall be an insurance Subsidiary, no portion of the net earnings of such insurance Subsidiary shall be subject to this clause (g) (and hence excluded from Consolidated Net Income) solely by virtue of any insurance statute or regulation that restricts the dividends that such insurance Subsidiary may declare without regulatory approval to a percentage of its surplus (as defined by such statute or regulation) or all or a percentage of its net income (as defined by such statute or regulation) for its then current annual fiscal period or one or more of its prior 12-month fiscal periods; it being the intention of the parties hereto that effect not being given to statutes such as ss.17:27A-4c of the N.J. Rev. Stat., as in effect on the Closing Date, which requires regulatory approval for the declaration of an "extraordinary dividend," as defined in said statute; but it is likewise the intent of the parties hereto that full effect be given to

                  (i) all other statutes or regulations that prohibit the
            payment of dividends by insurance Subsidiaries, including, without limitation, prohibitions on the payment of dividends during, or which create a state of, insolvency of an insurance Subsidiary or pursuant to an administrative or court order or injunction or

                  (ii) restrictions on the payment of dividends set forth in any contract, agreement, debenture, certificate or articles of incorporation or bylaws to which such insurance Subsidiary is a party or which may be applicable to such insurance Subsidiary;

            (h) any portion of the net earnings of the Company or any Subsidiary that cannot be freely converted into United States dollars.

            (i) any gain arising from the acquisition of any Securities of the Company or any Subsidiary; and

            (j) any income or loss assignable to a minority interest.

As used in this definition,

      Capital Asset -- means, at any time, any asset of the Company or any Subsidiary other than Marketable Investment Securities.

      Consolidated Net Tangible Assets -- means, at any time, the remainder of

            (a) Consolidated Total Assets, determined at such time, minus

            (b) the total amount of all Intangible Assets of the Company and the Subsidiaries (less depreciation, depletion, amortization and other properly deductible valuation reserves),

determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

      Consolidated Tangible Net Worth -- means, at any time,

            (a) the sum of

                  (i) the par value at such time (or value stated on the books of the corporation) of the capital stock of the Company and the Subsidiaries plus (or minus in the case of a deficit),

                  (ii) the amount of additional paid-in capital and retained earnings (or, in the case of negative retained earnings, minus such negative amount) at such time of the Company and the Subsidiaries, plus

                  (iii) aggregate amount of net unrealized gains (or minus, in the case of a loss) on equity Securities (net of deferred income taxes), minus

            (b) the sum, without duplication, of

                  (i) the net book value at such time (after deducting related depreciation, obsolescence, amortization, valuation and other proper reserves) of all Intangible Assets of the Company and the Subsidiaries, plus

                  (ii) except as expressly provided in clause (a)(iii) above, the aggregate amount of all write-ups of assets subsequent to the Closing Date,

all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

      Consolidated Total Assets -- means, at any time, the total amount of all assets of the Company and the Subsidiaries (less depreciation, depletion, amortization and other properly deductible valuation reserves), determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

      Control Event -- means the execution of any written agreement that, when fully performed by the parties thereto, would result in a Change in Control Ratings Event.

      Control Prepayment Date -- Section 5.6(a).

      Current Debt -- with respect to any Person means, at any time:

            (a) its liabilities in respect of borrowed money;

            (b) any liabilities for borrowed money secured by any Lien existing on Property owned by such Person (whether or not such liabilities have been assumed by such Person);

            (c) Capitalized Lease Obligations;

            (d) the present value of all payments due under any arrangement for retention of title or any conditional sale agreement (other than a lease giving rise to a Capitalized Lease Obligation) discounted at the implicit rate, if known, with respect thereto or, if unknown, at eight percent (8%) per annum; and

            (e) Guaranties of obligations described above,

provided that, in each such case, such liabilities are either payable on demand or within one (1) year from the creation thereof and are not renewable or extendible at the option of such Person to a date more than one (1) year from the date of creation thereof. Any such liability which is renewable or extendible at the option of such Person to a date more than one (1) year from the date of creation thereof shall be deemed to be Funded Debt. If any indebtedness in respect of any of the foregoing liabilities is expressed to mature more than one (1) year from the date of its creation but, as of any date of determination, has principal due and payable within one (1) year of such date of determination, "Current Debt" shall not include such principal payable within such one (1) year period but rather such principal payable within such one (1) year period shall be deemed to be "Funded Debt."

      The aggregate unpaid balances from time to time outstanding in respect of any notes receivable, premiums receivable or accounts receivable arising in the ordinary course of business and discounted or sold by such Person (whether or not such discounting or sale was with full, limited or no recourse to such Person), shall be included in Current Debt and shall be deemed to be secured Current Debt for all purposes under this Agreement if such notes receivable, premiums receivable or accounts receivable are due within one (1) year from such time, but notes receivable, premiums receivable or accounts receivable shall be excluded from Current Debt if such sale or assignment is of delinquent notes receivable, premiums receivable or accounts receivable to a collection agency or similar service.

      Debt -- means, with respect to any Person, at any time, without duplication, all Funded Debt and Current Debt of such Person at such time.

      Default -- means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

      Environmental Protection Law -- means any federal, state, county, regional or local law, statute, or regulation (including, without limitation, CERCLA, RCRA and SARA) enacted in connection with or relating to the protection or regulation of the environment, including, without limitation, those laws, statutes, and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing, or transporting of Hazardous Substances, and any regulations, issued or promulgated in connection with such statutes by any Governmental Authority and any orders, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing. As used in this definition:

            CERCLA -- means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time (by SARA or otherwise), and all rules and regulations promulgated in connection therewith;

            RCRA -- means the Resource Conservation and Recovery Act of 1976, as amended, and any rules and regulations issued in connection therewith; and

            SARA -- means the Superfund Amendments and Reauthorization Act of 1986, as amended from time to time, and all rules and regulations promulgated in connection therewith.

      ERISA -- means the Employee Retirement Income Security Act of 1974, as amended from time to time.

      ERISA Affiliate -- means any corporation or trade or business that

            (i) is a member of the controlled group of corporations (within the meaning of Section 414(b) of the IRC) which includes the Company,

            (ii) is under common control (within the meaning of Section 414(c) of the IRC with the Company,

            (iii) is a member of an affiliated service group (within the meaning of Section 414(m) of the IRC) which includes the Company, or

            (iv) is required to be aggregated with the Company pursuant to U.S. Treasury regulations under Section 414(o) of the IRC.

      Event of Default -- Section 9.1 hereof.

      Exchange Act -- means the Security Act of 1934, as amended.

      Fair Market Value -- means, at any time, with respect to any Property, the sale value of such Property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively.

      Financially Sound/Reputable Insurers -- Section 7.2(b) hereof.

      Funded Debt -- means, at any time with respect to any Person, without duplication,

            (a) its liabilities for borrowed money, other than Current Debt;

            (b) any liabilities for borrowed money secured by any Lien existing on Property owned by such Person (whether or not such liabilities have been assumed by such Person) other than Current Debt;

            (c) any obligations in respect of any Capitalized Lease Obligation of such Person, other than Current Debt;

            (d) the present value of all payments due under any arrangement for retention of title or any conditional sale agreement (other than a lease giving rise to a Capitalized Lease Obligation) discounted at the implicit rate, if known, with respect thereto or, if unknown, at eight percent (8%) per annum, other than Current Debt; and

            (e) any Guaranty of such Person of any obligation of another Person constituting obligations of a type set forth above.

      The aggregate unpaid balances from time to time outstanding in respect of any notes receivable, premiums receivable or accounts receivable arising in the ordinary course of business and discounted or sold by such Person (whether or not such discounting or sale was with full, limited or no recourse to such Person), shall be included in Funded Debt and shall be deemed to be secured Funded Debt for all purposes under this Agreement unless such balance is included in Current Debt at such time (and only to the extent of such inclusion) or unless such sale or assignment is of delinquent notes receivable, premiums receivable or accounts receivable to a collection agency or similar service.

      Generally Accepted Accounting Principles -- means generally accepted accounting principles as set forth from time to time in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements of the Financial Accounting Standards Board or in such opinions and statements of such other entities as shall be approved by a significant segment of the accounting profession.

      Governmental Authority -- means

            (a) the government of

                  (i) the United States of America and any State or other
            political subdivision thereof, or

                  (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

      Guaranty -- means with respect to any Person (for the purposes of this definition, the "Guarantor") any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by the Guarantor:

            (a) to purchase such indebtedness or obligation or any Property or assets constituting security therefor;

            (b) to advance or supply funds

                  (i) for the purpose of payment of such indebtedness or
            obligation, or

                  (ii) to maintain working capital or other balance sheet
            condition or any income statement condition of the Primary Obligor or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

            (c) to lease Property or to purchase Securities or other Property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the Primary Obligor to make payment of the indebtedness or obligation; or

            (d) otherwise to assure the owner of the indebtedness or obligation of the Primary Obligor against loss in respect thereof.

For purposes of computing the amount of any Guaranty, in connection with any computation of indebtedness or other liability, it shall be assumed that the indebtedness or other liabilities that are the subject of such Guaranty are direct obligations of the issuer of such Guaranty.

      Hazardous Substances -- means any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

      Institutional Investor -- means you, any of your affiliates and any other holder of Notes that is a bank, trust company, insurance company, fraternal benefit society, pension fund, investment company, mutual fund or other similar institutional investor or any portfolio or fund managed by any one or more of the foregoing.

      Intangible Assets -- means, at any time, the following:

            (a) patents, copyrights, trademarks, trade names, service marks, brand names, franchises, goodwill, experimental expenses and other similar intangibles;

            (b) unamortized debt discount and expense; and

            (c) all other Property that would be considered to be intangible under Generally Accepted Accounting Principles.

      The determination of the amount of the above items in this definition of "Intangible Assets" shall be for the Company and the Subsidiaries on a consolidated basis and shall be in accordance with Generally Accepted Accounting Principles.

      Investment -- means any investment, made in cash or by delivery of Property, by the Company or any Subsidiary

            (a) in any Person, whether by acquisition of stock, indebtedness or other obligation or Security, or by loan, Guaranty, advance or capital contribution, or otherwise, or

            (b) in any Property.

      IRC -- means the Internal Revenue Code of 1986, together with all rules and regulations promulgated pursuant thereto, as amended from time to time.

      IRS -- means the Internal Revenue Service and any successor agency.

      Lien -- means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, and the filing of any financing statement under the Uniform Commercial Code of any jurisdiction, or an agreement to give any of the foregoing. The term "Lien" includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting Property. For the purposes hereof, the Company and each Subsidiary is deemed to be the owner of any Property that it shall have acquired or holds subject to a conditional sale agreement, a lease giving rise to a Capitalized Lease Obligation or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes, and such retention or vesting is deemed a Lien. The term "Lien" does not include negative pledge clauses in agreements relating to the borrowing of money.

      Make-Whole Amount -- means, at any time, with respect to a principal amount of Notes of any Series becoming due in whole or in part, whether by prepayment or acceleration, the greater of

            (a) Zero Dollars ($0), and

            (b) the remainder of

            (i) the sum of the present values of the then remaining scheduled payments of principal and interest that would be payable in respect of such principal amount of the Notes of such Series but for the prepayment or acceleration of such principal amount of Notes of such Series being prepaid or accelerated, minus

            (ii) (A) the aggregate principal amount of the Notes of such Series so prepaid or accelerated, plus

                  (B) interest on such principal amount of the Notes of such
            Series accrued during the period beginning on the date of the scheduled payment of interest on the Notes of such Series most nearly preceding the date such principal amount of Notes of such Series is to become due as a result of such prepayment or acceleration, and ending on such date such principal amount of Notes of such Series is to so become due.

In determining such present values, a discount rate equal to the Make-Whole Discount Rate divided by two (2), and a discount period of six (6) months of thirty (30) days each, shall be used.

      Make-Whole Discount Rate -- means, at any time, with respect to a principal amount of Notes of any Series being prepaid or accelerated,

            (a) the per annum percentage rate (rounded to the nearest three decimal places) equal to

                   (i) the annual yield to maturity at such time of the United
            States Treasury obligation listed in the then Applicable H.15 for the most recent available day in such Applicable H.15 with a Treasury Constant Maturity (as such term is defined in such Applicable H.15) equal to the Weighted Average Life to Maturity of the principal amount of the Notes of such Series then being prepaid or accelerated, or, if no such United States Treasury obligation is so listed, then

                  (ii) the annual yield to maturity at such time determined by interpolating between

                         (A) the annual yield to maturity of the United States
                  Treasury obligations listed in such Applicable H.15 with a Treasury Constant Maturity (as such term is defined in such Applicable H.15) most nearly equal to and less than the Weighted Average Life to Maturity of the principal amount of Notes of such Series then being prepaid or accelerated, and

                        (B) the annual yield to maturity of the United States
                  Treasury obligations listed in such Applicable H.15 with a Treasury Constant Maturity (as such term is defined in such Applicable H.15) most nearly equal to and greater than the Weighted Average Life to Maturity of the principal amount of Notes of such Series then being prepaid or accelerated, plus

            (b) fifty one-hundredths percent (0.50%) per annum.

As used in this definition,

            Remaining Dollar-Years -- means, at any time with respect to a principal amount of Notes of any Series being prepaid or accelerated, the result obtained by

            (a) multiplying

                  (i) an amount equal to the remainder of (1) the amount of
            principal that would have become due on each scheduled payment date and at maturity if such prepayment or acceleration had not been made, minus (2) the amount of principal on the Notes of such Series scheduled to become due on each such date after giving effect to such prepayment or acceleration and the application thereof in accordance with the provisions of this Agreement, by

                  (ii) the number of years (calculated to the nearest
            one-twelfth) that will elapse between such time and the date each such scheduled principal payment or maturity payment is due, and

            (b) calculating the sum of each of the products obtained in the preceding subsection (a).

            Weighted Average Life to Maturity -- means, at any time, with respect to any Note of any Series, the number of years obtained by dividing the then Remaining Dollar-Years at such time of such Note by the then outstanding principal amount of such Note.

      Margin Security -- means "margin stock" within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, as amended from time to time.

      Marketable Investment Security -- means, with respect to the Company and/or any Subsidiary, any debt or equity Security that is publicly traded on a national securities exchange or quoted in an automated inter-dealer quotation system in the United States of America and which shall have been purchased in accordance with the established investment guidelines and procedures of the Company or such Subsidiary and in accordance with applicable regulatory law and regulations, as the case may be. Subsidiary Stock and Subsidiary Preferred Stock shall be excluded from this definition of "Marketable Investment Security."

      Material Insurance License -- means any license issued by a state to any insurance Subsidiary that permits such insurance Subsidiary to transact insurance business in such state and in respect of which the premiums written under the authority of such license account for more than twenty-five percent (25%) of Aggregate Premiums Written during the then most recently ended fiscal year of the Company. As used in this definition,

            Aggregate Premiums Written -- means, with respect to any fiscal period of the Company, the total of all premiums written by insurance Subsidiaries during such fiscal period, determined in accordance with Statutory Financial Statement Accounting Procedures.

      Multiemployer Plan -- means any multiemployer plan (as defined in section 3(37) of ERISA) in respect of which the Company or any ERISA Affiliate is an "employer" (as such term is defined in section 3 of ERISA).

      Multiple Employer Pension Plan -- means any employee benefit plan within the meaning of section 3(3) of ERISA (other than a Multiemployer Pension Plan), subject to Title IV of ERISA, to which the Company or any ERISA Affiliate and an employer (as such term is defined in section 3 of ERISA) other than an ERISA Affiliate or the Company contribute.

      Non-Basket Secured Subsidiary Debt -- means, at any time, Debt secured by Liens on the Property of a Subsidiary permitted by Section 7.4(a)(i) through
Section 7.4(a)(x) hereof, at such time.

      Note -- Section 1.1 hereof.

      Note Purchase Agreement -- Section 1.2(c) hereof.

      Other Purchaser -- Section 1.2(c) hereof.

      PBGC -- means the Pension Benefit Guaranty Corporation and any successor corporation or governmental agency.

      Pension Plan -- means, at any time, any "employee pension benefit plan" (as such term is defined in section 3 of ERISA) maintained at such time by the Company or any ERISA Affiliate for employees of the Company or such ERISA Affiliate, excluding any Multiemployer Plan, but including, without limitation, any Multiple Employer Pension Plan.

      Permitted Intercompany Funded Debt -- means, at any time, any obligation in respect of a liability of the Company or a Subsidiary described in clause (a) or (c) of the definition of "Funded Debt" herein that is outstanding at such time so long as no Default shall have occurred and be continuing at such time:

      (a) by a Subsidiary to the Company;

      (b) by the Company to a Subsidiary; or

      (c) by a Subsidiary to another Subsidiary.

      Person -- means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

      Placement Memorandum -- Section 2.1 hereof.

      Property -- means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible (including, without limitation, any improvements or accessions thereto).

      PTE -- Section 1.4(a) hereof.

      Purchase Money Lien -- means a Lien held by any Person (whether or not the seller of such assets) on Property acquired or constructed by the Company or any Subsidiary, which Lien secures all or a portion of the related purchase price or construction costs of such Property, provided that such Purchase

Money Lien encumbers only Property purchased after the Closing Date and acquired with the proceeds of the Debt secured thereby, and provided that such Lien is not extended to any other Property.

      Purchaser -- means the Persons listed as purchasers of Notes on Annex 1 hereto.

      QPAM -- Section 1.4(d) hereof.

      Ratable Portion -- means, with respect to any Transfer of an asset under
Section 7.9 hereof producing 10% Excess Proceeds and with respect to any holder of Debt of the Company, the product of (a) the portion of such 10% Excess Proceeds which the Company has allocated to clause (z) in said Section 7.9 times
(b) a fraction, in which the numerator equals the principal amount of all Debt of the Company held by such holder and in which the denominator equals the aggregate amount of all Debt of the Company (excluding therefrom any such Debt held by the Company, any Subsidiary or any Affiliate). The determinations of the amounts of Debt of the Company in clause (b) shall be as at the time of the consummation of such Transfer.

      Required Holders -- means, at any time, the holders of at least sixty-six and two-third percent (662/3%) in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any one or more of the Company, any Subsidiary and any Affiliate), without regard to the Series of such outstanding Notes.

      Required Principal Payment -- Section 5.1(a) hereof.

      Restricted Payment -- means

            (a) any payment, dividend or other distribution (whether in the form of cash or any other Property), direct or indirect, on account of any shares of capital stock of the Company, except a dividend payable solely in shares of Company Common Stock, and

            (b) any optional or mandatory redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of capital stock of the Company now or hereafter outstanding, or of any warrants, rights, or options to acquire any shares of such capital stock.

      S/L Ratable Portion -- means, with respect to any Sale and Leaseback Transaction under Section 7.10 hereof and with respect to any holder of Debt of the Company and the Subsidiaries, the product of

            (a) the net proceeds from such Sale and Leaseback Transaction times

            (b) a fraction, in which the numerator equals the principal amount of all Debt of the Company and the Subsidiaries held by such holder and in which the denominator equals the aggregate amount of all Debt of the Company and the Subsidiaries (excluding therefrom any such Debt held by the Company, any Subsidiary or any Affiliate).

The determinations of the amounts of Debt of the Company and the Subsidiaries in clause (b) shall be as at the time of the consummation of such Sale and Leaseback Transaction.

      Sale and Leaseback Transactions -- means any transaction or series of related transactions in which the Company or a Subsidiary sells or transfers any of its Property to any Person (other than to the Company or to a Subsidiary) and concurrently with such sale or transfer, or thereafter, rents or leases such transferred Property or substantially similar Property from any Person.

      Securities Act -- means the Securities Act of 1933, as amended.

      Security -- means "security" as defined by Section 2(1) of the Securities Act.

      Senior Debt -- means the Notes and any Debt of the Company or its Subsidiaries that by its terms is not in any manner subordinated in right of payment to any other unsecured Debt of the Company or any Subsidiary.

      Senior Officer -- means, with respect to any Person, any one of the chairman of the board of directors, the chief executive officer, the chief operating officer, the chief financial officer and the president of such Person.

      Series -- means any one or more of the series of Notes issued hereunder.

      Series A Notes -- Section 1.1(a) hereof.

      Series B Notes -- Section 1.1(b) hereof.

      Source -- Section 1.4.

      Statutory Annual Financial Statements -- means, with respect to any insurance Subsidiary, the annual fiscal year-end financial statements required by the Statutory Financial Statement Accounting Procedures applicable thereto to be filed with the appropriate regulatory body of the state in which such insurance Subsidiary is organized and licensed to sell insurance.

      Statutory Financial Statement Accounting Procedures -- with respect to any Subsidiary that is an insurance company means, at any time, accounting procedures required by the insurance statutes and regulations of the state in which such insurance company is organized and licensed to sell insurance.

      Subsidiary -- means, at any time, a corporation of which the Company owns, directly or indirectly, more than fifty percent (50%) (by number of votes) of each class of Voting Stock at such time.

      Subsidiary Preferred Stock -- means any class of capital stock of any Subsidiary which is preferred over any other class of capital stock of the Subsidiary as to the payment of dividends and/or the payment of any amount upon liquidation or dissolution of such corporation.

      Subsidiary Stock -- Section 7.9(a) hereof.

      Surviving Corporation -- Section 7.12(a)(i) hereof.

      10% Excess Proceeds -- means, with respect to any Transfer of an asset of the Company, an amount equal to

            (a) the greater of

                  (i) the entire proceeds of such Transfer (net of reasonable and ordinary transaction costs and expenses incurred in connection with such Transfer and any outstanding Debt secured by a Purchase Money Lien encumbering the asset being so Transferred) or

                  (ii) the net book value in respect of the asset being so
            Transferred determined at the time of such Transfer,

      multiplied by

            (b) (i) the amount of the net book value in respect of the asset being so Transferred under clause (b)(vi)(A)(I) of Section 7.9 that when aggregated with the aggregate net book values under clause (b)(vi)(A)(II) of Section 7.9 hereof would be in excess of ten percent

      (10%) of Consolidated Net Tangible Assets determined as of the fiscal-year end immediately preceding such Transfer or, if more recent, determined as of the date of the then most recently audited consolidated financial statement of the Company and the Subsidiaries (it being understood that if the aggregate net book values under clause (b)(vi)(A)(II) of Section 7.9 hereof exceed ten percent (10%) of such Consolidated Net Tangible Assets that the amount being determined under this subclause (i) would equal the entire net book value of the asset then being Transferred), divided by

                  (ii) the net book value in respect of the asset being so
            Transferred determined at the time of such Transfer.

      Transfers -- Section 7.9(b) hereof.

      Unsecured Subsidiary Debt -- means, at any time, Debt of a Subsidiary not secured by a Lien on the Property of the Company or a Subsidiary at such time.

      Voting Stock -- means, in the case of a corporation, capital stock of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect any of the corporate directors (or Persons performing similar functions), and in the case of a limited liability company, membership interests which have the right, directly or indirectly, to direct or cause the direction of the management or policies of such limited liability company.

      Wholly-Owned Subsidiary -- means, at any time, any Subsidiary one hundred percent (100%) of all of the equity membership interests and/or equity Securities (except directors' qualifying shares) and voting membership interests and/or voting Securities of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

      10.2. Generally Accepted Accounting Principles.

      Where the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation is required to be made for any purpose hereunder, it shall be done in accordance with Generally Accepted Accounting Principles as in effect on the date of, or at the end of the period covered by, the financial statements from which such asset, liability, item of income, or item of expense, is derived, or, in the case of any such computation, as in effect on the date as of which such computation is required to be determined, provided, that if any term defined herein includes or excludes amounts, items or concepts that would not be included in or excluded from such term if such term was defined with reference solely to Generally Accepted Accounting Principles, such term will be deemed to include or exclude such amounts, items or concepts as set forth herein.

      10.3. Directly or Indirectly.

      Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership in which such Person is a general partner.

      10.4. Section Headings and Table of Contents and Construction.

            (a) Section Headings and Table of Contents, etc.. The titles of the Sections and the Table of Contents appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision.

            (b) Construction. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      10.5. Governing Law.

      THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL NEW YORK LAW, WITHOUT REGARD TO CHOICE OF LAW OR ANY OTHER PROVISION THEREOF THAT WOULD PERMIT OR REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

11. MISCELLANEOUS

      11.1. Communications.

            (a) Method; Address. All communications hereunder or under the Notes shall be in writing, shall be hand delivered, deposited into the United States mail (registered or certified mail), postage prepaid, or sent by overnight courier, and shall be addressed,

                  (i) if to the Company,

                     Wantage Avenue
                     Branchville, New Jersey 07890
                     Attention:  General Counsel

            or at such other address as the Company shall have furnished in writing to all holders of the Notes at the time outstanding,

                  (ii) if to any of the holders of the Notes,

                        (A) if such holders are the Purchasers, at their
                  respective addresses set forth on Annex 1 hereto, and further including any parties referred to on such Annex 1 that are required to receive notices in addition to such holders of the Notes, and

                        (B) if such holders are not the Purchasers, at their
                  respective addresses set forth in the register for the registration and transfer of Notes maintained pursuant to
                  Section 7.3 hereof,

            or to any such party at such other address as such party may designate by notice duly given in accordance with this Section 11.1 to the Company (which other address shall be entered in such register).

            (b) When Given. Any communication so addressed and deposited in the United States mail, postage prepaid, by registered or certified mail (in each case, with return receipt requested) shall be deemed to be received on the third (3rd) succeeding Business Day after the day of such deposit (not including the date of such deposit). Any notice so addressed and otherwise delivered shall be deemed to be received when actually received at the address of the addressee.

      11.2. Reproduction of Documents.

      This Agreement and all documents relating thereto, including, without limitation,

            (a) consents, waivers and modifications that may hereafter be executed,

            (b) documents received by you at the closing of your purchase of the Notes (except the Notes themselves), and

            (c) financial statements, certificates and other information previously or hereafter furnished to you or any other holder of Notes,

may be reproduced by any holder of Notes by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process and each holder of Notes may destroy any original document so reproduced. The Company agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder of Notes in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

      11.3. Survival.

      All warranties, representations, certifications and covenants made by the Company herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by you and shall survive the delivery to you of the Notes regardless of any investigation made by you or on your behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Company hereunder.

      11.4. Successors and Assigns.

      This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of all holders, from time to time, of Notes, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights hereunder shall have been made by you or your successor or assign.

      11.5. Amendment and Waiver.

            (a) Requirements. This Agreement may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Company and the Required Holders; provided that no such amendment or waiver of any of the provisions of Section 1 through Section 5 hereof, inclusive, or any defined term used therein, shall be effective as to any holder of Notes unless consented to by such holder in writing; and provided further that no such amendment or waiver shall, without the written consent of the holders of all Notes (exclusive of Notes held by the Company, any Subsidiary or any Affiliate) at the time outstanding,

                  (i) subject to Section 9.3 hereof, change the amount or time of any prepayment or payment of principal or Make-Whole Amount or the rate or time of payment of interest,

                  (ii) amend or waive Section 9 hereof,

                  (iii) amend or waive the definition of Required Holders, or

                  (iv) amend or waive this Section 11.5.

      The holder of any Note may specify that any such written consent executed by it shall be effective only with respect to a portion of the Notes held by it (in which case it shall specify, by dollar amount, the aggregate principal amount of Notes with respect to which such consent shall be effective) and in the event of any such specification such holder shall be deemed to have executed such written consent only with respect to the portion of the Notes so specified.

            (b) Solicitation of Noteholders.

                  (i) Solicitation. The Company shall not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions hereof or the Notes unless each holder of the Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Section 11.5 shall be delivered by the Company to each holder of outstanding Notes forthwith following the date on which the same shall have been executed and delivered by all holders of outstanding Notes required to consent or agree to such waiver or consent.

                  (ii) Payment. The Company shall not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to the holders of all Notes then outstanding.

                  (iii) Scope of Consent. Any consent made pursuant to this
            Section 11.5 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force and effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force and effect, retroactive to the date such amendment or waiver initially took or takes effect, except solely as to such holder.

            (c) Binding Effect. (d) Except as provided in Section 11.5(b) hereof, any amendment or waiver consented to as provided in this Section
      11.5 shall apply equally to all holders of Notes and shall be binding upon them and upon each future holder of any Note and upon the Company whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.

      11.6. Payments, When Received.

            (a) Payments Due on Holidays. If any payment due on, or with respect to, any Note shall fall due on a day other than a Business Day, then such payment shall be made on the first Business Day following the day on which such payment shall have so fallen due; provided that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first following Business Day, such interest shall accrue and be payable to (but not including) the actual date of payment, and the amount of the next succeeding interest payment shall be adjusted accordingly.

            (b) Payments, When Received. Any payment to be made to the holders of Notes hereunder or under the Notes shall be deemed to have been made when received by such holder on the Business Day such payment actually becomes available to such holder at such holder's bank prior to 11:00 a.m. (local time of such bank).

      11.7. Entire Agreement.

      This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

      11.8. Duplicate Originals, Execution in Counterpart.

      Two or more duplicate originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

12. CONFIDENTIAL INFORMATION.

      For the purposes of this Section 12, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under
Section 8.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this
Section 12, (iii) any other holder of any Note, (iv) any Person to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 12, (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 12), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 12 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 12.

      [Remainder of page intentionally blank; next page is signature page]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION
OF AMERICA


By__________________________________
    Name:
    Title:


                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

TIAA-CREF LIFE INSURANCE COMPANY


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

MINNESOTA LIFE INSURANCE COMPANY

By:  Advantus Capital Management, Inc.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

NATIONAL TRAVELERS LIFE COMPANY

By:  Advantus Capital Management, Inc.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

MTL INSURANCE COMPANY

By:  Advantus Capital Management, Inc.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

UNITY MUTUAL LIFE INSURANCE COMPANY-ANNUITY PORTFOLIO

By:  Advantus Capital Management, Inc.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN

By:  Advantus Capital Management, Inc.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN

By:  Advantus Capital Management, Inc.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

By:  Advantus Capital Management, Inc.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

INTER-STATE ASSURANCE COMPANY/LIFE & CAPITAL

By:  Advantus Capital Management, Inc.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

AMERICAN FIDELITY ASSURANCE COMPANY

By:  Advantus Capital Management, Inc.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

AMERICAN REPUBLIC INSURANCE COMPANY

By:  Advantus Capital Management, Inc.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

NORTHERN LIFE INSURANCE COMPANY


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

RELIASTAR LIFE INSURANCE COMPANY


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

SECURITY CONNECTICUT LIFE INSURANCE COMPANY


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY


By__________________________________
    Name:
    Title:


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

LUTHERAN BROTHERHOOD


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

THE OHIO NATIONAL LIFE INSURANCE COMPANY


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

SECURITY FINANCIAL LIFE INSURANCE CO.


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

BERKSHIRE LIFE INSURANCE COMPANY


By__________________________________
    Name:
    Title:

                   [Signature Page to Note Purchase Agreement]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding between us in accordance with its terms.

                                    Very truly yours,

                                    SELECTIVE INSURANCE GROUP, INC.


                                    By__________________________________
                                       Name:
                                       Title:

Accepted:

THE UNION CENTRAL LIFE INSURANCE COMPANY


By__________________________________
    Name: Gary Rodmaker
    Title: Second Vice President

                   [Signature Page to Note Purchase Agreement]

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Teachers Insurance and Annuity Association of America
-----------------------------------------------------------------------------------------------
Note Registration Number;         RA-1; $20,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Chase Manhattan Bank
                                  ABA No. 021-000-021
                                  New York, NY
                                  Account of: Teachers Insurance and Annuity Association
                                  Account No.: 900-9-000200
                                  For Further Credit to: G07040
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company:      Selective Insurance Group, Inc.
                                  Description of
                                  Security:             8.63% Series A Senior Notes due May 2007
                                  Security Number:      816300 A@ 6
                                  Due Date and  Application (as among principal, premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Teachers Insurance and Annuity Association of America
Payments                          730 Third Avenue
                                  New York, NY 10017-3206
                                  Attn: Securities Accounting Division
                                  Tel: 212.916.6004
                                  Fax: 212.916.6955
-----------------------------------------------------------------------------------------------
Address for All other Notices     Teachers Insurance and Annuity Association of America
                                  730 Third Avenue
                                  New York, NY 10017-3206
                                  Attn: Securities Division
                                  Tel: 212.916.6578
                                  Fax: 212.916.6582
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Teachers Insurance and Annuity Association of America
Notes
-----------------------------------------------------------------------------------------------
Tax Identification Number         13-1624203
===============================================================================================


                                   Annex 1-1

===============================================================================================
Purchaser Name                    TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Teachers Insurance and Annuity Association of America
-----------------------------------------------------------------------------------------------
Note Registration Number;         RA-2;  $7,500,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       The Chase Manhattan Bank
                                  ABA #021000021
                                  New York, New York
                                  Account #900-9-000200
                                  For Further Credit to Account Number 607320
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company:      Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.63 % Series A Senior Notes due May 2007
                                  Security Number: 816300 A@ 6
                                  Due Date and Application (as among principal, premium and
                                  interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Teachers Insurance and Annuity Association of America
Payments                          730 Third Avenue
                                  New York, New York 10017-3206
                                  Attn: Securities Accounting Division
                                  Tel: 212.916.6004
                                  Fax: 212.916.6955
-----------------------------------------------------------------------------------------------
Address for All other Notices     Teachers Insurance and Annuity Association of America
                                  730 Third Avenue
                                  New York, New York 10017-3206
                                  Attn:  Securities Division
                                  Tel: 212.916.6578
                                  Fax: 212.916.6582
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re elivery of        Teachers Insurance and Annuity Association of America
Notes
-----------------------------------------------------------------------------------------------
Tax Identification Number         13-1624203
===============================================================================================

                                   Annex 1-2

===============================================================================================
Purchaser Name                    TIAA-CREF LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  TIAA-CREF Life Insurance Company
-----------------------------------------------------------------------------------------------
Note Registration Number;         RA-3;  $2,500,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       The Chase Manhattan Bank
                                  ABA #021000021
                                  Account #910-2-796068
                                  Account Name: T-C Life PA Select
                                  ISA Code: 400
                                  G/L Account: 06020057
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.63 % Series A Senior Notes due May 2007
                                  Security Number: 816300 A@ 6
                                  Due Date and  Application (as among  principal, premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    TIAA-CREF Life Insurance Company
Payments                          c/o Teachers Insurance and Annuity Association of America
                                  730 Third Avenue
                                  New York, New York 10017-3206
                                  Attn: Securities Accounting Division
                                  Tel: 212.916.6004
                                  Fax: 212.916.6955
-----------------------------------------------------------------------------------------------
Address for All other Notices     TIAA-CREF Life Insurance Company
                                  c/o Teachers Insurance and Annuity Association of America
                                  730 Third Avenue
                                  New York, New York 10017-3206
                                  Attn: Securities Division
                                  Tel: 212.916.6578
                                  Fax: 212.916.6582
-----------------------------------------------------------------------------------------------
Signature Block Information       TIAA-CREF LIFE INSURANCE COMPANY

                                  By:  __________________________________
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Jane J. Dickson
Notes                             Teachers Insurance and Annuity Association of America
-----------------------------------------------------------------------------------------------
Tax Identification Number         13-1624203
===============================================================================================


                                   Annex 1-3

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    MINNESOTA LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Minnesota Life Insurance Company
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-1; $7,500,000.00
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       U.S. Bank Trust N.A.
                                  Minneapolis, Minnesota
                                  ABA #091000022
                                  BNF Minnesota Life Insurance Company
                                  Account #1801-10-00600-4
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87 % Series B Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal, premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Minnesota Life Insurance Company
Payments                          400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Advantus Capital Management, Inc.
                                  Fax: 651.223.5959
-----------------------------------------------------------------------------------------------
Address for All other Notices     Minnesota Life Insurance Company
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Advantus Capital Management, Inc.
-----------------------------------------------------------------------------------------------
Signature Block Information       Minnesota Life Insurance Company

                                  By:  Advantus Capital Management, Inc.

                                  By:  __________________________________

-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Minnesota Life Insurance Company
Notes                             400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Advantus Capital Management, Inc.
-----------------------------------------------------------------------------------------------
Tax Identification Number         41-0417830
===============================================================================================


                                   Annex 1-4

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    NATIONAL TRAVELERS LIFE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Var & Co.
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-2;  $1,000,000.00
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       U.S. Bank, N.A.
                                  Minneapolis, Minnesota
                                  ABA #091000022

                                  For credit to: U.S. Bank Trust, N.A.
                                                 Account #180121167365
                                                 TSU: 47300050

                                  For further credit to: National Travelers Life Company
                                                         Account #12609110
                                                         Attn: Juleah Foss
                                                               651-244-5958
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87 % Series B Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    National Travelers Life Company
Payments                          c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attn: Client Administrator
-----------------------------------------------------------------------------------------------
Address for All other Notices     National Travelers Life Company
                                  c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attn: Client Administrator
-----------------------------------------------------------------------------------------------
Signature Block Information       National Travelers Life Company

                                  By: Advantus Capital Management, Inc.

                                  By: __________________________________

-----------------------------------------------------------------------------------------------
Instructions re Delivery of       U.S. Bank Trust, N.A.
Notes                             180 East Fifth Street
                                  St. Paul, MN  55101
                                  Attention: Connie Kemp (SPFT 0901)
-----------------------------------------------------------------------------------------------
Tax Identification Number         42-0432940
===============================================================================================


                                   Annex 1-5

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    MTL INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  ELL & Co.
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-3; $2,000,000.00
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       The Northern Chgo/Trust
                                  ABA #071-000-152

                                  For credit to Account Number:  5186041000

                                  For further credit to: MTL Insurance Company
                                                         Account Number:  26-00621
                                                         Attn: Income Collections
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87 % Series B Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    MTL Insurance Company
Payments                          c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attn: Client Administrator
-----------------------------------------------------------------------------------------------
Address for All other Notices     MTL Insurance Company
                                  c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attn: Client Administrator
-----------------------------------------------------------------------------------------------
Signature Block Information       MTL Insurance Company

                                  By: Advantus Capital Management, Inc.

                                  By: __________________________________

-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Northern Trust Company of New York
Notes                             40 Broad Street, 8th Floor
                                  New York, NY  10004
                                  Attention: Settlements for Account #26-00621,
                                             MTL Ins. Company
-----------------------------------------------------------------------------------------------
Tax Identification Number         36-1516780
===============================================================================================


                                   Annex 1-6

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    UNITY MUTUAL LIFE INSURANCE COMPANY-ANNUITY PORTFOLIO
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Trulin & Co.
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-4; $1,000,000.00
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Chase NYC
                                  ABA #021-000-021

                                  For credit to: Chase Rochester
                                                 DDA# 0000400044
                                                 Attn: Ms. Roni Norkus (716) 258-7784

                                  For further credit to: Unity Mutual Life Insurance
                                                         Company Annuity Portfolio
                                                         Advantus - 611002310
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87 % Series B Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among principal, premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Unity Mutual Life Insurance Company-Annuity Portfolio
Payments                          c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attn: Client Administrator
-----------------------------------------------------------------------------------------------
Address for All other Notices     Unity Mutual Life Insurance Company Annuity Portfolio
                                  c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attn: Client Administrator
-----------------------------------------------------------------------------------------------
Signature Block Information       Unity Mutual Life Insurance Company-Annuity Portfolio

                                  By:  Advantus Capital Management, Inc.

                                  By:  __________________________________

-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Chase Manhattan Bank
Notes                             Attn: Ms. Roni Norkus
                                  One Chase Square T-10
                                  Rochester, NY  14643
-----------------------------------------------------------------------------------------------
Tax Identification Number         15-0475585
===============================================================================================


                                   Annex 1-7

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Farm Bureau General Insurance Company of Michigan
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-5; $1,000,000.00
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Comerica Bank
                                  Detroit, Michigan
                                  ABA #072-000-096

                                  For credit to: Trust Operation - Fixed Income
                                                 Unit Cost Center 98530
                                                 Account Number:  21585-98530

                                  For further credit to:   Farm Bureau General Insurance
                                                           Company of Michigan -
                                                           Account Number:  011000312140
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87 % Series B Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal, premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Farm Bureau General Insurance Company of Michigan
Payments                          c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Client Administrator
-----------------------------------------------------------------------------------------------
Address for All other Notices     Farm Bureau General Insurance Company of Michigan
                                  c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Client Administrator
-----------------------------------------------------------------------------------------------
Signature Block Information       Farm Bureau General Insurance Company of Michigan

                                  By:  Advantus Capital Management, Inc.

                                  By:  __________________________________

-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Comerica Bank
Notes                             Attn:  Dan Molnar MC 3462
                                  411 West Lafayette
                                  Detroit, MI  48226-3462
                                  Reference:  Farm Bureau General Insurance Company of
                                              Michigan Internal Account Number
                                              011000312140
-----------------------------------------------------------------------------------------------
Tax Identification Number         38-6056228
===============================================================================================


                                   Annex 1-8

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Farm Bureau Mutual Insurance Company of Michigan
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-6; $1,000,000.00
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Comerica Bank
                                  Detroit, Michigan
                                  ABA #072-000-096

                                  For credit to: Trust Operation - Fixed Income
                                                 Unit Cost Center 98530
                                                 Account Number:  21585-98530

                                  For further credit to: Farm Bureau Mutual Insurance
                                                         Company of Michigan -
                                                         Account Number:  011000312132
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87 % Series B Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Farm Bureau Mutual Insurance Company of Michigan
Payments                          c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Client Administrator
-----------------------------------------------------------------------------------------------
Address for All other Notices     Farm Bureau Mutual Insurance Company of Michigan
                                  c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Client Administrator
-----------------------------------------------------------------------------------------------
Signature Block Information       Farm Bureau Mutual Insurance Company of Michigan

                                  By: Advantus Capital Management, Inc.

                                  By: __________________________________

-----------------------------------------------------------------------------------------------
Instructions re Delivery  of      Comerica Bank
Notes                             Trust Securities Services MC 3404
                                  411 West Lafayette
                                  Detroit, MI  48275-3404
                                  Reference:  Farm Bureau Mutual Insurance Company of
                                              Michigan Internal Account Number:
                                              011000312132
                                              Attn:  Dan Molnar  313-222-7946
-----------------------------------------------------------------------------------------------
Tax Identification Number         38-1316179
===============================================================================================


                                   Annex 1-9

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Farm Bureau Life Insurance Company of Michigan
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-7;  $3,000,000.00
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Comerica Bank
                                  Detroit, Michigan
                                  ABA #072-000-096

                                  For credit to: Trust Operation - Fixed Income
                                                 Unit Cost Center 98530
                                                 Account Number: 21585-98530

                                  For further credit to: Farm Bureau Life Insurance
                                                         Company of Michigan -
                                                         Account Number: 011000312124
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87 % Series B Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Farm Bureau Life Insurance Company of Michigan
Payments                          c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention:  Client Administrator
-----------------------------------------------------------------------------------------------
Address for All other Notices     Farm Bureau Life Insurance Company of Michigan
                                  c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Client Administrator
-----------------------------------------------------------------------------------------------
Signature Block Information       Farm Bureau Life Insurance Company of Michigan

                                  By:  Advantus Capital Management, Inc.

                                  By:  __________________________________

-------------------------------------------- ---------------------------------------------------
Instructions re Delivery of       Comerica Bank
Notes                             Attn: Dan Molnar MC 3462
                                  411 West Lafayette
                                  Detroit, MI 48275-3404
                                  Reference: Farm Bureau Life Insurance Company of
                                             Michigan Internal Account Number
                                             011000312124
-----------------------------------------------------------------------------------------------
Tax Identification Number         38-6053670
===============================================================================================


                                   Annex 1-10

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    INTER-STATE ASSURANCE COMPANY/LIFE & CAPITAL
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Salkeld & Co.
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-8; $3,000,000.00
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Deutsche Bank
                                  New York, NY
                                  ABA #021-001-033
                                  Account: 99-911-145
                                  Ref: Inter-State Assurance Company/Life & Capital
                                  Acct. #98954
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87 % Series B Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Inter-State Assurance Company/Life & Capital
Payments                          c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention:  Client Administrator
-----------------------------------------------------------------------------------------------
Address for All other Notices     Inter-State Assurance Company/Life & Capital
                                  c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Client Administrator
-----------------------------------------------------------------------------------------------
Signature Block Information       Inter-State Assurance Company/Life & Capital

                                  By: Advantus Capital Management, Inc.

                                  By: __________________________________

------------------------------------------------------- ----------------------------------------
Instructions re Delivery of       Deutsche Bank
Notes                             16 Wall Street
                                  4th Floor, Window 44
                                  Reference: Inter-State Assurance Company/Life & Capital
                                             (98954)
                                             New York, NY  10005
-----------------------------------------------------------------------------------------------
Tax Identification Number         04-1867050
===============================================================================================


                                   Annex 1-11

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    AMERICAN FIDELITY ASSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Booth & Co.
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-9;  $2,000,000.00
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       First Fidelity Bank, N.A.
                                  5800 N.W. 39th
                                  Oklahoma City, OK  73122-2120
                                  ABA #1030-0269-1

                                  For credit to: American Fidelity Assurance Company
                                                 Account Number: 52010414
                                                 Attn: Tina Swaim & Ron Mitchell

                                  For further credit to: InvesTrust
                                                         Account Number: 52010414
                                                         Attn:  Trust Operations
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87 % Series B Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    American Fidelity Assurance Company
Payments                          c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Client Administrator
-----------------------------------------------------------------------------------------------
Address for All other Notices     American Fidelity Assurance Company
                                  c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Client Administrator
-----------------------------------------------------------------------------------------------
Signature Block Information       American Fidelity Assurance Company

                                  By:  Advantus Capital Management, Inc.

                                  By:  __________________________________

-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Northern Trust Company of New York
Notes                             40 Broad Street, 8th Floor
                                  New York, NY 10004-2315
                                  Attn: Settlements for Account #1746957
                                        American Fidelity Assurance Company
-----------------------------------------------------------------------------------------------
Tax Identification Number         73-0714500
===============================================================================================


                                   Annex 1-12

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    AMERICAN REPUBLIC INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  EMSEG & Co.
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-10; $1,000,000.00
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Norwest Bank Minnesota, N.A.
                                  ABA #091000019
                                  BNFA=0000840245 (include all 10 digits)
                                  BNF=Trust Clearing Account
                                  FFC Attn:  Income Collections, a/c #20983400

                                  For further credit to: American Republic Insurance Co.
                                                         Account Number: 20983400
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87 % Series B Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and Application (as among principal, premium and
                                  interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    American Republic Insurance Company
Payments                          c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Client Administrator
-----------------------------------------------------------------------------------------------
Address for All other Notices     American Republic Insurance Company
                                  c/o Advantus Capital Management, Inc.
                                  400 Robert Street North
                                  St. Paul, Minnesota 55101
                                  Attention: Client Administrator
-----------------------------------------------------------------------------------------------
Signature Block Information       American Republic Insurance Company

                                  By: Advantus Capital Management, Inc.

                                  By: __________________________________

-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Norwest Bank  Minnesota, N.A.
Notes                             MAC N9306-050
                                  733 Marquette Ave. 5th Floor
                                  Investors Bldg. Attn: Brandi Pickel
                                  Minneapolis, MN  55479
-----------------------------------------------------------------------------------------------
Tax Identification Number         42-0113630
===============================================================================================


                                   Annex 1-13

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    NORTHERN LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Northern Life Insurance Company
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-11; $5,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       US Bank N.A./Mpls.
                                  601 2nd Ave.S.
                                  Acct# 160232376105
                                  Bank ABA # 091000022
                                  Attn: Securities Accounting
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87%  Series B Senior  Notes  due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    ReliaStar Investment Research, Inc.
Payments                          100 Washington Avenue South, Suite 800
                                  Minneapolis, MN 55401-2121
                                  Fax: 612.372.5368
-----------------------------------------------------------------------------------------------
Address for All other Notices     ReliaStar Investment Research, Inc.
                                  100 Washington Avenue South, Suite 800
                                  Minneapolis, MN 55401-2121
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       ReliaStar Investment Research, Inc.
Notes                             Attn: Bret Brunner
-----------------------------------------------------------------------------------------------
Tax Identification Number         41-1295933
===============================================================================================


                                   Annex 1-14

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    RELIASTAR LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  ReliaStar Life Insurance Company
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-12;  $3,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       US Bank N.A./Mpls.
                                  601 2nd Ave.S., Mpls, MN
                                  Bank ABA # 091000022
                                  Acct. Name: ReliaStar Life Insurance Co.
                                  Acct# 110240014461
                                  Attn: Securities Accounting

-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87%  Series B Senior  Notes  due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Reliastar Investment Research
Payments                          100 Washington Avenue South
                                  Suite 800
                                  Minneapolis, MN 55401-2121
                                  Fax: 612.372.5368
-----------------------------------------------------------------------------------------------
Address for All other Notices     Reliastar Investment Research
                                  100 Washington Avenue South
                                  Suite 800
                                  Minneapolis, MN 55401-2121
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       ReliaStar Investment Research, Inc.
Notes                             Attn: Bret Brunner
-----------------------------------------------------------------------------------------------
Tax Identification Number         41-0451140
===============================================================================================


                                   Annex 1-15

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Sigler & Co.
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-13; $2,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Chase Manhattan Bank
                                  New York, NY
                                  Bank ABA # 021000021
                                  A/C # 900-9-000200
                                  F/F/C #G53095 ReliaStar Life of New York
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87%  Series B Senior  Notes  due May 2010
                                  Security Number: C816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Reliastar Investment Research
Payments                          100 Washington Avenue South
                                  Suite 800
                                  Minneapolis, MN 55401-2121
                                  Fax: 612.372.5368
-----------------------------------------------------------------------------------------------
Address for All other Notices     Reliastar Investment Research
                                  100 Washington Avenue South
                                  Suite 800
                                  Minneapolis, MN 55401-2121
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       ReliaStar Investment Research, Inc.
Notes                             Attn: Bret Brunner
-----------------------------------------------------------------------------------------------
Tax Identification Number         53-0242530
===============================================================================================


                                   Annex 1-16

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    SECURITY CONNECTICUT LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Sigler & Co.
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-14; $2,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Chase Manhattan Bank
                                  New York, NY
                                  Bank ABA # 021000021
                                  Beneficiary A/C # 900-9-000200
                                  Reference: Sigler & Co.
                                  Tax I.D. # 13-3641527
                                  F/C #G54426
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87%  Series B Senior  Notes  due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Reliastar Investment Research
Payments                          100 Washington Avenue South
                                  Suite 800
                                  Minneapolis, MN 55401-2121
                                  Fax: 612.372.5368
-----------------------------------------------------------------------------------------------
Address for All other Notices     Reliastar Investment Research
                                  100 Washington Avenue South
                                  Suite 800
                                  Minneapolis, MN 55401-2121
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       ReliaStar Investment Research, Inc.
Notes                             Attn: Bret Brunner
-----------------------------------------------------------------------------------------------
Tax Identification Number         35-1468921
===============================================================================================


                                   Annex 1-17

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Woodmen of the World Life Insurance Society
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-15; $10,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       U.S. Bank
                                  ABA No. 104000029
                                  1700 Farnam Street
                                  Omaha, Nebraska 68102
                                  For the Account of WOW
                                  Account No. 1-487-477-7-0730
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87%  Series B Senior  Notes  due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Woodmen of the World Life Insurance Society
Payments                          Attn: Securities Department
                                  1700 Farnam Street
                                  Omaha, Nebraska 68102
-----------------------------------------------------------------------------------------------
Address for All other Notices     Woodmen of the World Life Insurance Society
                                  Attn: Securities Department
                                  1700 Farnam Street
                                  Omaha, Nebraska 68102
-----------------------------------------------------------------------------------------------
Other Instructions                2 signature lines
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Woodmen of the World Life Insurance Society
Notes
-----------------------------------------------------------------------------------------------
Tax Identification Number         47-0339250
===============================================================================================


                                   Annex 1-18

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    LUTHERAN BROTHERHOOD
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Lutheran Brotherhood
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-16; $6,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Norwest Bank Minnesota, N.A.
                                  ABA # 091000019
                                  For Credit to Trust Clearing Account # 0000840245
                                  Attn: Sarah Corcoran
                                  For Credit to: Lutheran Brotherhood
                                  Acct. No.: 12651300
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87%  Series B Senior  Notes  due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Lutheran Brotherhood
Payments                          Attn: Investment Accounting/Trading Administrator
                                  625 Fourth Avenue South
                                  10th Floor
                                  Minneapolis, MN 55415
-----------------------------------------------------------------------------------------------
Address for All other Notices     Lutheran Brotherhood
                                  Attn: Investment Division
                                  625 Fourth Avenue South
                                  Minneapolis, MN 55415
                                  Fax: 612.340.5776
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Norwest Bank Minnesota, N.A.
Notes                             733 Marquette Avenue
                                  Attn: Client Services - Sarah Corcoran
                                  5th Floor, Window 1
                                  Investors Building
                                  Minneapolis, MN 55479-0051
                                  Fax: 612.667.0550
                                  with a copy to Lutheran Brotherhood in-house attorney
-----------------------------------------------------------------------------------------------
Tax Identification Number         41-0385700
===============================================================================================


                                   Annex 1-19

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    THE OHIO NATIONAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  The Ohio National Life Insurance Company
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-17; $5,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Firstar, NA (ABA# 042-000013)
                                  5th & Walnut Streets
                                  Cincinnati, OH 45212
                                  For Credit to The Ohio National Life Insurance Company
                                  Account # 910-275-7
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87%  Series B Senior  Notes  due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    The Ohio National Life Insurance Company
Payments                          P.O. Box 237
                                  Cincinnati, OH 45210
                                  Attn: Investment Department
-----------------------------------------------------------------------------------------------
Address for All other Notices     The Ohio National Life Insurance Company
                                  P.O. Box 237
                                  Cincinnati, OH 45210
                                  Attn: Investment Department
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       The Ohio National Life Insurance Company
Notes
-----------------------------------------------------------------------------------------------
Tax Identification Number         31-0397080
===============================================================================================


                                   Annex 1-20

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    SECURITY FINANCIAL LIFE INSURANCE CO.
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Security Financial Life Insurance Co.
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-18; $2,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       National Bank of Commerce
                                  13th and O Streets
                                  Lincoln, Nebraska 68508
                                  ABA No. 104-000-045
                                  Account of: Security Financial Life
                                  Account No.: 40-797-624
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87% Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Security Financial Life Insurance Co.
Payments                          4000 Pine Lake Road
                                  Lincoln, NE 68516
                                  Attn: Investment Division
                                  Fax: 402.434.9599
                                  Phone: 402.434.9500
-----------------------------------------------------------------------------------------------
Address for All other Notices     Security Financial Life Insurance Co.
                                  4000 Pine Lake Road
                                  Lincoln, NE 68516
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Security Financial Life Insurance Co.
Notes
-----------------------------------------------------------------------------------------------
Tax Identification Number         47-0293990
===============================================================================================


                                   Annex 1-21

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Hare & Co.
-----------------------------------------------------------------------------------------------
Note  Registration Number;        RB-19; $2,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Hare BNF / 10C 566
                                  New York, NY
                                  ABA # 021-000-018
                                  Credit:
                                  The Union Central Life Insurance Company
                                  Account # 367614
                                  Attn: P&L Department
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87% Senior Notes due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    The Union Central Life Insurance Company
Payments                          1876 Waycross Road
                                  Cincinnati, OH 45240
                                  Attn: Treasury Department
                                  Fax: 513.674.5275
-----------------------------------------------------------------------------------------------
Address for All other Notices     Summit Investment Partners, Inc.
                                  312 Elm Street
                                  Suite 1212
                                  Cincinnati, OH 45202
                                  Attn: Gary Rodmaker
                                  Fax: 513.632.1610
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       The Bank of New York
Notes                             1 Wall Street - 3rd Floor
                                  Window A
                                  New York, NY 10286
                                  RE: Union Central Life Acct. # 367614
-----------------------------------------------------------------------------------------------
Tax Identification Number         31-0472910
===============================================================================================


                                   Annex 1-22

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

===============================================================================================
Purchaser Name                    BERKSHIRE LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
Name in Which Note is Registered  Berkshire Life Insurance Company
-----------------------------------------------------------------------------------------------
Note Registration Number;         RB-20; $2,000,000
Principal Amount
-----------------------------------------------------------------------------------------------
Payment on Account of Note

        Method                    Federal Funds Wire Transfer

        Account Information       Berkshire Life Insurance Company
                                  Acct. No. 002-4-020877
                                  The Chase Manhattan Bank, N.A.
                                  ABA# 021000021
-----------------------------------------------------------------------------------------------
Accompanying Information          Name of Company: Selective Insurance Group, Inc.
                                  Description of
                                  Security: 8.87%  Series B Senior  Notes  due May 2010
                                  Security Number: 816300 B* 7
                                  Due Date and  Application (as among  principal,  premium and interest) of the payment being made:
-----------------------------------------------------------------------------------------------
Address for Notices Related to    Berkshire Life Insurance Company
Payments                          Attn: Securities Department
                                  700 South Street
                                  Pittsfield, MA 01201
                                  Fax: 413.442.9763
                                  Phone: 413.499.4321
-----------------------------------------------------------------------------------------------
Address for All other Notices     Berkshire Life Insurance Company
                                  Attn: Securities Department
                                  700 South Street
                                  Pittsfield, MA 01201
-----------------------------------------------------------------------------------------------
Other Instructions                None
-----------------------------------------------------------------------------------------------
Instructions re Delivery of       Berkshire Life Insurance Company
Notes
-----------------------------------------------------------------------------------------------
Tax Identification Number         04-1083480
===============================================================================================


                                   Annex 1-23

                                     ANNEX 2
                         PAYMENT INSTRUCTIONS AT CLOSING

Bank: State Street Bank & Trust Company
Address: Boston, Massachusetts
ABA: 011-000-028
Account Name: Selective Insurance Group, Inc.
Address: Branchville, NJ
Account #: 6170-830-1


                                   Annex 2-1

                                    ANNEX 3
                            INFORMATION AS TO COMPANY


                                   Annex 3-2